EXHIBIT 99.2 The Allstate Corporation Investor Supplement Third Quarter 2018 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation
Investor Supplement - Third Quarter 2018

Table of Contents

Consolidated Operations

Statements of Operations	1
Contribution to Income	2
Revenues	3
Segment Results	4,5
Condensed Statements of Financial Position	6
Book Value per Common Share	7
Return on Common Shareholders' Equity	8
Debt to Capital	9
Statements of Cash Flows	10
Analysis of Deferred Policy Acquisition Costs	11,12
Policies in Force	13
Premiums Written for Allstate Protection and Service Businesses	14
Catastrophe Losses	15

Property-Liability

Results	16
Underwriting Results by Area of Business	17
Catastrophe Experience	18
Prior Year Reserve Reestimates	19
Catastrophe Losses included in Prior Year Reserve Reestimates	20
Allstate Protection	
Impact of Net Rate Changes Approved on Premiums Written	21
Allstate Brand Profitability Measures	22
Allstate Brand Statistics	23
Esurance Brand Profitability Measures and Statistics	24
Encompass Brand Profitability Measures and Statistics	25
Auto Profitability Measures	26
Homeowners Profitability Measures	27
Other Personal Lines Profitability Measures	28
Commercial Lines Profitability Measures	29
Discontinued Lines and Coverages	
Reserves	30

Service Businesses

Segment Results	31
SquareTrade Results	32

Allstate Life

Segment Results and Other Statistics	33
Analysis of Net Income	34
Return on Equity	35
Reserves and Contractholder Funds	36

Allstate Benefits

Segment Results and Other Statistics	37
Segment Premium and Other Statistics	38
Return on Equity	39

Allstate Annuities

Segment Results and Other Statistics	40
Analysis of Net Income	41
Return on Equity	42
Reserves and Contractholder Funds	43

Corporate and Other Segment Results 44

Investments

Consolidated Investments	45
Investments by Segment	46
Unrealized Net Capital Gains and Losses by Type	47
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax)	48
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) by Segment	49,50
Investment Position and Results by Strategy	51
Investment Position and Results by Strategy by Segment	52,53
Performance-Based Investments	54
Limited Partnership Interests	55

Definitions of Non-GAAP Measures 56,57

The Allstate Corporation
Consolidated Statements of Operations

($ in millions, except per share data)	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Revenues									
Property and casualty insurance premiums [1]	$ 8,595	$ 8,460	$ 8,286	$ 8,202	$ 8,121	$ 8,018	$ 7,959	$ 25,341	$ 24,098
Life premiums and contract charges [2]	612	612	616	601	593	591	593	1,840	1,777
Other revenue [3]	238	228	216	219	228	226	210	682	664
Net investment income	844	824	786	913	843	897	748	2,454	2,488
Realized capital gains and losses:									
Total other-than-temporary impairment ("OTTI") losses	(4)	(4)	-	(11)	(26)	(47)	(62)	(8)	(135)
OTTI losses reclassified (from) to other comprehensive income	(1)	-	(1)	(2)	(2)	(3)	3	(2)	(2)
Net OTTI losses recognized in earnings	(5)	(4)	(1)	(13)	(28)	(50)	(59)	(10)	(137)
Sales and valuation changes on equity investments and derivatives	181	(21)	(133)	140	131	131	193	27	455
Total realized capital gains and losses	176	(25)	(134)	127	103	81	134	17	318
Total revenues	10,465	10,099	9,770	10,062	9,888	9,813	9,644	30,334	29,345
Costs and expenses									
Property and casualty insurance claims and claims expense	5,817	5,792	5,149	5,279	5,545	5,689	5,416	16,758	16,650
Life contract benefits	498	483	504	507	456	486	474	1,485	1,416
Interest credited to contractholder funds	163	165	161	168	174	175	173	489	522
Amortization of deferred policy acquisition costs	1,317	1,296	1,273	1,239	1,200	1,176	1,169	3,886	3,545
Operating costs and expenses	1,534	1,407	1,355	1,476	1,446	1,312	1,307	4,296	4,065
Restructuring and related charges	16	27	22	32	14	53	10	65	77
Goodwill impairment	-	-	-	125	-	-	-	-	-
Interest expense	82	86	83	84	83	83	85	251	251
Total costs and expenses	9,427	9,256	8,547	8,910	8,918	8,974	8,634	27,230	26,526
Gain on disposition of operations	1	2	1	5	1	12	2	4	15
Income from operations before income tax expense	1,039	845	1,224	1,157	971	851	1,012	3,108	2,834
Income tax expense (benefit) [4]	169 [6]	169	249	(92) [6]	305	272	317	587	894
Net income	$ 870	$ 676	$ 975	$ 1,249	$ 666	$ 579	$ 695	$ 2,521	$ 1,940
Preferred stock dividends	37	39	29	29	29	29	29	105	87
Net income applicable to common shareholders	$ 833	$ 637	$ 946	$ 1,220	$ 637	$ 550	$ 666	$ 2,416	$ 1,853
Earnings per common share: [5]									
Net income applicable to common shareholders per common share - Basic	$ 2.41	$ 1.82	$ 2.67	$ 3.41	$ 1.76	$ 1.51	$ 1.82	$ 6.91	$ 5.10
Weighted average common shares - Basic	346.0	349.2	354.1	357.5	361.3	363.6	365.7	349.7	363.5
Net income applicable to common shareholders per common share - Diluted	$ 2.37	$ 1.80	$ 2.63	$ 3.35	$ 1.74	$ 1.49	$ 1.79	$ 6.80	$ 5.02
Weighted average common shares - Diluted	351.7	354.6	359.9	363.8	367.1	369.0	371.3	355.4	369.1
Cash dividends declared per common share	$ 0.46	$ 0.46	$ 0.46	$ 0.37	$ 0.37	$ 0.37	$ 0.37	$ 1.38	$ 1.11

(1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners and other personal lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

(2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.

(3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

(4) On December 22, 2017, Public Law 115-97, known as the Tax Cuts and Jobs Act of 2017 ("Tax Legislation") became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between periods.

(5) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

(6) Includes a $31 million Tax Legislation benefit for the period ended September 30, 2018, and a $506 million benefit for the period ended December 31, 2017.

The Allstate Corporation 3Q18 Supplement 1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Contribution to income									
Net income applicable to common shareholders	$ 833	$ 637	$ 946	$ 1,220	$ 637	$ 550	$ 666	$ 2,416	$ 1,853
Realized capital gains and losses, after-tax	(141)	19	106	(90)	(67)	(53)	(88)	(16)	(208)
Valuation changes on embedded derivatives not hedged, after-tax	(1)	-	(4)	(2)	1	1	-	(5)	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	1	3	2	2	2	3	3	6	8
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(1)	-	(1)	(1)	(1)	-	(1)	(2)
Business combination expenses and the amortization of purchased intangible assets, after-tax	20	18	17	17	17	16	29	55	62
Gain on disposition of operations, after-tax	(1)	(1)	(1)	(3)	(2)	(6)	(2)	(3)	(10)
Goodwill impairment	-	-	-	125	-	-	-	-	-
Tax Legislation benefit	(31)	-	-	(506)	-	-	-	(31)	-
Adjusted net income *	$ 680	$ 675	$ 1,066	$ 762	$ 587	$ 510	$ 608	$ 2,421	$ 1,705
Income per common share - Diluted									
Net income applicable to common shareholders	$ 2.37	$ 1.80	$ 2.63	$ 3.35	$ 1.74	$ 1.49	$ 1.79	$ 6.80	$ 5.02
Realized capital gains and losses, after-tax	(0.40)	0.05	0.29	(0.25)	(0.18)	(0.14)	(0.24)	(0.05)	(0.56)
Valuation changes on embedded derivatives not hedged, after-tax	-	-	(0.01)	(0.01)	-	-	-	(0.01)	0.01
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	-	-	-	0.01	0.01	0.01	0.01	0.02	0.02
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-	(0.01)
Business combination expenses and the amortization of purchased intangible assets, after-tax	0.05	0.05	0.05	0.05	0.04	0.04	0.08	0.15	0.17
Gain on disposition of operations, after-tax	-	-	-	(0.01)	(0.01)	(0.02)	-	(0.01)	(0.03)
Goodwill impairment	-	-	-	0.34	-	-	-	-	-
Tax Legislation benefit	(0.09)	-	-	(1.39)	-	-	-	(0.09)	-
Adjusted net income *	$ 1.93	$ 1.90	$ 2.96	$ 2.09	$ 1.60	$ 1.38	$ 1.64	$ 6.81	$ 4.62
Weighted average common shares - Diluted	351.7	354.6	359.9	363.8	367.1	369.0	371.3	355.4	369.1

The Allstate Corporation 3Q18 Supplement

2

The Allstate Corporation
Revenues

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Property-Liability [1]									
Insurance premiums	$ 8,320	$ 8,189	$ 8,019	$ 7,971	$ 7,896	$ 7,807	$ 7,759	$ 24,528	$ 23,462
Other revenue [2]	192	184	174	170	185	181	167	550	533
Net investment income	410	353	337	415	368	387	308	1,100	1,063
Realized capital gains and losses	126	(15)	(95)	99	82	85	135	16	302
Total Property-Liability revenues	9,048	8,711	8,435	8,655	8,531	8,460	8,369	26,194	25,360
Service Businesses									
Insurance premiums	275 [4]	271 [4]	267 [4]	231	225	211	200	813	636
Intersegment insurance premiums and service fees [3]	31	29	29	28	26	28	28	89	82
Other revenue [2]	16	16	16	16	17	17	16	48	50
Net investment income	7	6	5	5	4	4	3	18	11
Realized capital gains and losses	-	(2)	(4)	-	-	-	-	(6)	-
Total Service Businesses revenues	329	320	313	280	272	260	247	962	779
Allstate Life									
Premiums and contract charges	322	326	327	324	316	319	321	975	956
Other revenue [2]	30	28	26	33	26	28	27	84	81
Net investment income	128	130	122	127	119	123	120	380	362
Realized capital gains and losses	(3)	(3)	(3)	1	2	1	1	(9)	4
Total Allstate Life revenues	477	481	472	485	463	471	469	1,430	1,403
Allstate Benefits									
Premiums and contract charges	285	283	286	273	273	269	269	854	811
Net investment income	19	19	19	18	18	19	17	57	54
Realized capital gains and losses	2	-	(2)	-	1	-	-	-	1
Total Allstate Benefits revenues	306	302	303	291	292	288	286	911	866
Allstate Annuities									
Contract charges	5	3	3	4	4	3	3	11	10
Net investment income	260	293	290	338	324	354	289	843	967
Realized capital gains and losses	51	6	(29)	33	18	(5)	(2)	28	11
Total Allstate Annuities revenues	316	302	264	375	346	352	290	882	988
Corporate and Other									
Net investment income	20	23	13	10	10	10	11	56	31
Realized capital gains and losses	-	(11)	(1)	(6)	-	-	-	(12)	-
Total Corporate and Other revenues	20	12	12	4	10	10	11	44	31
Intersegment eliminations [3]	(31)	(29)	(29)	(28)	(26)	(28)	(28)	(89)	(82)
Consolidated revenues	$ 10,465	$ 10,099	$ 9,770	$ 10,062	$ 9,888	$ 9,813	$ 9,644	$ 30,334	$ 29,345

(1) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.

(2) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

(3) Intersegment insurance premiums and service fees are primarily related to Arity and Allstate Roadside Services and are eliminated in the consolidated financial statements.

(4) Includes $24 million, $26 million and $30 million recognized as a result of the adoption of the revenue from contracts with customers accounting standard in the third, second and first quarter of 2018, respectively, of net premiums earned with a corresponding increase in amortization of deferred policy acquisition costs related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.

The Allstate Corporation 3Q18 Supplement 3

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Three months ended September 30, 2018					
Premiums and contract charges	$ 8,320	$ -	$ 8,320	$ 275	$ 322	$ 285	$ 5	$ -	$ -	$ 9,207
Intersegment insurance premiums and service fees	-	-	-	31	-	-	-	-	(31)	-
Other revenue	192	-	192	16	30	-	-	-	-	238
Claims and claims expense	(5,649)	(80)	(5,729)	(90)	-	-	-	-	2	(5,817)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(265)	(167)	(229)	-	-	(661)
Amortization of deferred policy acquisition costs	(1,133)	-	(1,133)	(118)	(38)	(26)	(2)	-	-	(1,317)
Operating costs and expenses	(1,162)	-	(1,162)	(145)	(90)	(70)	(8)	(88)	29	(1,534)
Restructuring and related charges	(15)	-	(15)	-	(1)	-	-	-	-	(16)
Interest expense	-	-	-	-	-	-	-	(82)	-	(82)
Underwriting income (loss)	$ 553	$ (80)	473							
Net investment income			410	7	128	19	260	20	-	844
Realized capital gains and losses			126	-	(3)	2	51	-	-	176
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(204)	3	(29)	(9)	53	17	-	(169)
Preferred stock dividends			-	-	-	-	-	(37)	-	(37)
Net income (loss) applicable to common shareholders			$ 805	$ (21)	$ 54	$ 34	$ 131	$ (170)	$ -	$ 833
Realized capital gains and losses, after-tax			(103)	1	3	(2)	(40)	-	-	(141)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(1)	-	-	(1)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	1	-	-	-	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax			4	16	-	-	-	-	-	20
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Tax Legislation expense (benefit)			3	4	16	-	(69)	15	-	(31)
Adjusted net income (loss)*			$ 709	$ - [1]	$ 74 [1]	$ 32 [1]	$ 20 [1]	$ (155) [1]	$ -	$ 680
					Three months ended September 30, 2017					
Premiums and contract charges	$ 7,896	$ -	$ 7,896	$ 225	$ 316	$ 273	$ 4	$ -	$ -	$ 8,714
Intersegment insurance premiums and service fees	-	-	-	26	-	-	-	-	(26)	-
Other revenue	185	-	185	17	26	-	-	-	-	228
Claims and claims expense	(5,353)	(88)	(5,441)	(106)	-	-	-	-	2	(5,545)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(244)	(150)	(236)	-	-	(630)
Amortization of deferred policy acquisition costs	(1,060)	-	(1,060)	(78)	(29)	(31)	(2)	-	-	(1,200)
Operating costs and expenses	(1,083)	-	(1,083)	(138)	(82)	(65)	(9)	(93)	24	(1,446)
Restructuring and related charges	(12)	-	(12)	(1)	(1)	(1)	1	-	-	(14)
Interest expense	(1)	-	(1)	-	-	-	-	(82)	-	(83)
Underwriting income (loss)	$ 572	$ (88)	484							
Net investment income			368	4	119	18	324	10	-	843
Realized capital gains and losses			82	-	2	1	18	-	-	103
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(298)	19	(34)	(16)	(35)	59	-	(305)
Preferred stock dividends			-	-	-	-	-	(29)	-	(29)
Net income (loss) applicable to common shareholders			$ 636	$ (32)	$ 73	$ 29	$ 66	$ (135)	$ -	$ 637
Realized capital gains and losses, after-tax			(54)	-	(1)	(1)	(11)	-	-	(67)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	1	-	-	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			1	15	-	-	-	1	-	17
Gain on disposition of operations, after-tax			(1)	-	-	-	(1)	-	-	(2)
Adjusted net income (loss)*			$ 581	$ (17) [1]	$ 74 [1]	$ 28 [1]	$ 55 [1]	$ (134) [1]	$ -	$ 587

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 3Q18 Supplement 4

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Nine months ended September 30, 2018					
Premiums and contract charges	$ 24,528	$ -	$ 24,528	$ 813	$ 975	$ 854	$ 11	$ -	$ -	$ 27,181
Intersegment insurance premiums and service fees	-	-	-	89	-	-	-	-	(89)	-
Other revenue	550	-	550	48	84	-	-	-	-	682
Claims and claims expense	(16,406)	(85)	(16,491)	(272)	-	-	-	-	5	(16,758)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(806)	(476)	(692)	-	-	(1,974)
Amortization of deferred policy acquisition costs	(3,331)	-	(3,331)	(341)	(106)	(103)	(5)	-	-	(3,886)
Operating costs and expenses	(3,346)	(1)	(3,347)	(423)	(264)	(212)	(26)	(108)	84	(4,296)
Restructuring and related charges	(61)	-	(61)	(1)	(3)	-	-	-	-	(65)
Interest expense	-	-	-	-	-	-	-	(251)	-	(251)
Underwriting income (loss)	$ 1,934	$ (86)	1,848							
Net investment income			1,100	18	380	57	843	56	-	2,454
Realized capital gains and losses			16	(6)	(9)	-	28	(12)	-	17
Gain on disposition of operations			-	-	-	-	4	-	-	4
Income tax (expense) benefit			(606)	14	(59)	(26)	35	55	-	(587)
Preferred stock dividends			-	-	-	-	-	(105)	-	(105)
Net income (loss) applicable to common shareholders			$ 2,358	$ (61)	$ 192	$ 94	$ 198	$ (365)	$ -	$ 2,416
Realized capital gains and losses, after-tax			(16)	5	7	-	(22)	10	-	(16)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(5)	-	-	(5)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	6	-	-	-	-	6
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			7	48	-	-	-	-	-	55
Gain on disposition of operations, after-tax			-	-	-	-	(3)	-	-	(3)
Tax Legislation expense (benefit)			3	4	16	-	(69)	15	-	(31)
Adjusted net income (loss) *			$ 2,351	$ (4) (1)	$ 221 (1)	$ 94 (1)	$ 99 (1)	$ (340) (1)	$ -	$ 2,421
					Nine months ended September 30, 2017					
Premiums and contract charges	$ 23,462	$ -	$ 23,462	$ 636	$ 956	$ 811	$ 10	$ -	$ -	$ 25,875
Intersegment insurance premiums and service fees	-	-	-	82	-	-	-	-	(82)	-
Other revenue	533	-	533	50	81	-	-	-	-	664
Claims and claims expense	(16,283)	(93)	(16,376)	(279)	-	-	-	-	5	(16,650)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(766)	(447)	(725)	-	-	(1,938)
Amortization of deferred policy acquisition costs	(3,114)	-	(3,114)	(217)	(104)	(105)	(5)	-	-	(3,545)
Operating costs and expenses	(3,132)	(2)	(3,134)	(404)	(254)	(196)	(26)	(128)	77	(4,065)
Restructuring and related charges	(73)	-	(73)	(2)	(1)	(1)	-	-	-	(77)
Interest expense	(1)	-	(1)	-	-	-	-	(250)	-	(251)
Underwriting income (loss)	$ 1,392	$ (95)	1,297							
Net investment income			1,063	11	362	54	967	31	-	2,488
Realized capital gains and losses			302	-	4	1	11	-	-	318
Gain on disposition of operations			10	-	-	-	5	-	-	15
Income tax (expense) benefit			(852)	43	(88)	(41)	(81)	125	-	(894)
Preferred stock dividends			-	-	-	-	-	(87)	-	(87)
Net income (loss) applicable to common shareholders			$ 1,820	$ (80)	$ 190	$ 76	$ 156	$ (309)	$ -	$ 1,853
Realized capital gains and losses, after-tax			(199)	-	(2)	(1)	(6)	-	-	(208)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	2	-	-	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	8	-	-	-	-	8
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(2)	-	-	-	-	-	-	(2)
Business combination expenses and the amortization of purchased intangible assets, after-tax			3	45	-	-	-	14	-	62
Gain on disposition of operations, after-tax			(7)	-	-	-	(3)	-	-	(10)
Adjusted net income (loss) *			$ 1,615	$ (35) (1)	$ 196 (1)	$ 75 (1)	$ 149 (1)	$ (295) (1)	$ -	$ 1,705

(1) Adjusted net income is the segment measure used for each business.

The Allstate Corporation 3Q18 Supplement 5

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $57,618, $56,750, $56,209, $57,525, and $57,608)	$ 57,663	$ 56,891	$ 56,674	$ 58,992	$ 59,391
Equity securities, at fair value (cost $5,741, $5,846, $5,928, $5,461 and $5,468)	6,965	6,888	6,986	6,621	6,434
Mortgage loans	4,592	4,535	4,679	4,534	4,322
Limited partnership interests	7,602	7,679	7,434	6,740	6,600
Short-term, at fair value (amortized cost $3,071, $3,123, $3,424, $1,944 and $2,198)	3,071	3,123	3,424	1,944	2,198
Other	4,075	4,125	4,092	3,972	3,826
Total investments	83,968	83,241	83,289	82,803	82,771
Cash	460	489	450	617	690
Premium installment receivables, net	6,196	5,953	5,856	5,786	5,922
Deferred policy acquisition costs	4,667	4,533	4,409	4,191	4,147
Reinsurance recoverables, net	8,994	8,910	8,916	8,921	9,748
Accrued investment income	616	589	576	569	590
Property and equipment, net	1,032	1,040	1,060	1,072	1,067
Goodwill	2,189	2,189	2,189	2,181	2,309
Other assets	3,061	3,154	3,230	2,838	2,966
Separate Accounts	3,307	3,271	3,314	3,444	3,422
Total assets	$ 114,490	$ 113,369	$ 113,289	$ 112,422	$ 113,632

	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec 31, 2017	Sept. 30, 2017
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 26,939	$ 26,623	$ 26,115	$ 26,325	$ 27,154
Reserve for life-contingent contract benefits	12,214	12,213	12,333	12,549	12,227
Contractholder funds	18,650	18,888	19,139	19,434	19,650
Unearned premiums	14,408	13,824	13,448	13,473	13,535
Claim payments outstanding	904	894	865	875	959
Deferred income taxes	660	723	725	782	1,249
Other liabilities and accrued expenses	7,325	7,363	7,226	6,639	6,968
Long-term debt	6,450	6,448	6,847	6,350	6,349
Separate Accounts	3,307	3,271	3,314	3,444	3,422
Total liabilities	90,857	90,247	90,012	89,871	91,513
Equity					
Preferred stock and additional capital paid-in [1]	2,303	2,303	2,303	1,746	1,746
Common stock, 345 million, 347 million, 352 million, 355 million and 360 million shares outstanding [2]	9	9	9	9	9
Additional capital paid-in	3,441	3,391	3,367	3,313	3,330
Retained income	46,178	45,508	45,031	43,162	42,125
Deferred ESOP expense	(3)	(3)	(3)	(3)	(6)
Treasury stock, at cost (555 million, 553 million, 548 million, 545 million and 540 million shares)	(27,011)	(26,818)	(26,280)	(25,982)	(25,413)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	(16)	54	187	1,662	1,651
Unrealized foreign currency translation adjustments	(34)	(20)	(13)	(9)	(14)
Unrecognized pension and other postretirement benefit cost	(1,234)	(1,302)	(1,324)	(1,347)	(1,309)
Total accumulated other comprehensive (loss) income	(1,284)	(1,268)	(1,150)	306	328
Total shareholders' equity	23,633	23,122	23,277	22,551	22,119
Total liabilities and shareholders' equity	$ 114,490	$ 113,369	$ 113,289	$ 112,422	$ 113,632

[1] Preferred shares outstanding were 95.2 thousand at September 30, 2018, June 30, 2018 and March 31, 2018 and 72.2 thousand for all other periods presented.

[2] Common shares outstanding were 344,950,779; 346,600,485; 352,133,515; 354,690,536 and 359,787,293 as of September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

The Allstate Corporation 3Q18 Supplement 6

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Book value per common share							
Numerator:							
Common shareholders' equity [(1)]	$ 21,330	$ 20,819	$ 20,974	$ 20,805	$ 20,373	$ 19,755	$ 19,412
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	350.9	351.9	357.7	361.3	365.8	367.0	370.4
Book value per common share	$ 60.79	$ 59.16	$ 58.64	$ 57.58	$ 55.69	$ 53.83	$ 52.41
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities							
Numerator:							
Common shareholders' equity	$ 21,330	$ 20,819	$ 20,974	$ 20,805	$ 20,373	$ 19,755	$ 19,412
Less: Unrealized net capital gains and losses on fixed income securities	(15)	55	187	757	1,028	1,013	831
Adjusted common shareholders' equity	$ 21,345	$ 20,764	$ 20,787	$ 20,048	$ 19,345	$ 18,742	$ 18,581
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	350.9	351.9	357.7	361.3	365.8	367.0	370.4
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 60.83	$ 59.01	$ 58.11	$ 55.49	$ 52.88	$ 51.07	$ 50.16

(1) Excludes equity related to preferred stock of $2,303 million at September 30, 2018, June 30, 2018 and March 31, 2018 and $1,746 million for all other periods presented.

The Allstate Corporation 3Q18 Supplement

7

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Return on Common Shareholders' Equity							
Numerator:							
Net income applicable to common shareholders [1]	$ 3,636 [4]	$ 3,440 [4]	$ 3,353 [4]	$ 3,073 [4]	$ 2,664	$ 2,518	$ 2,210
Denominator:							
Beginning common shareholders' equity [2]	$ 20,373	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Ending common shareholders' equity [2]	21,330 [4]	20,819 [4]	20,974 [4]	20,805 [4]	20,373	19,755	19,412
Average common shareholders' equity [3]	$ 20,852	$ 20,287	$ 20,193	$ 19,816	$ 19,781	$ 19,281	$ 19,003
Return on common shareholders' equity	17.4 %	17.0 %	16.6 %	15.5 %	13.5 %	13.1 %	11.6 %
Adjusted Net Income Return on Common Shareholders' Equity							
Numerator:							
Adjusted net income * [1]	$ 3,183	$ 3,090	$ 2,925	$ 2,467	$ 2,512	$ 2,399	$ 2,124
Denominator:							
Beginning common shareholders' equity	$ 20,373	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Less: Unrealized net capital gains and losses	1,651	1,526	1,256	1,053	1,817	1,624	1,200
Adjusted beginning common shareholders' equity	18,722	18,229	18,156	17,774	17,371	17,183	17,394
Ending common shareholders' equity	21,330 [4]	20,819 [4]	20,974 [4]	20,805 [4]	20,373	19,755	19,412
Less: Unrealized net capital gains and losses	(16)	54	187	1,662	1,651	1,526	1,256
Adjusted ending common shareholders' equity	21,346	20,765	20,787	19,143	18,722	18,229	18,156
Average adjusted common shareholders' equity [3]	$ 20,034	$ 19,497	$ 19,472	$ 18,459	$ 18,047	$ 17,706	$ 17,775
Adjusted net income return on common shareholders' equity *	15.9 %	15.8 %	15.0 %	13.4 %	13.9 %	13.5 %	11.9 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Excludes equity related to preferred stock of $2,303 million at September 30, 2018, June 30, 2018 and March 31, 2018 and $1,746 million for all other periods presented.

(3) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

(4) Includes a $537 million Tax Legislation benefit for the period ended September 30, 2018, and a $506 million benefit for the periods ended June 30, 2018, March 31, 2018 and December 31, 2017.

The Allstate Corporation 3Q18 Supplement 8

The Allstate Corporation
Debt to Capital

($ in millions)	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Debt							
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,450	6,448	6,847	6,350	6,349	6,348	6,346
Total debt	$ 6,450	$ 6,448	$ 6,847	$ 6,350	$ 6,349	$ 6,348	$ 6,346
Capital resources							
Debt	$ 6,450	$ 6,448	$ 6,847	$ 6,350	$ 6,349	$ 6,348	$ 6,346
Shareholders' equity							
Preferred stock and additional capital paid-in	2,303	2,303	2,303	1,746	1,746	1,746	1,746
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,441	3,391	3,367	3,313	3,330	3,269	3,285
Retained income	46,178	45,508	45,031	43,162	42,125	41,622	41,208
Deferred ESOP expense	(3)	(3)	(3)	(3)	(6)	(6)	(6)
Treasury stock	(27,011)	(26,818)	(26,280)	(25,982)	(25,413)	(25,241)	(24,887)
Unrealized net capital gains and losses	(16)	54	187	1,662	1,651	1,526	1,256
Unrealized foreign currency translation adjustments	(34)	(20)	(13)	(9)	(14)	(42)	(53)
Unrecognized pension and other postretirement benefit cost	(1,234)	(1,302)	(1,324)	(1,347)	(1,309)	(1,382)	(1,400)
Total shareholders' equity	23,633	23,122	23,277	22,551	22,119	21,501	21,158
Total capital resources	$ 30,083	$ 29,570	$ 30,124	$ 28,901	$ 28,468	$ 27,849	$ 27,504
Ratio of debt to shareholders' equity	27.3 %	27.9 %	29.4 %	28.2 %	28.7 %	29.5 %	30.0 %
Ratio of debt to capital resources	21.4 %	21.8 %	22.7 %	22.0 %	22.3 %	22.8 %	23.1 %

The Allstate Corporation 3Q18 Supplement 9

The Allstate Corporation
Consolidated Statements of Cash Flows

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Cash flows from operating activities									
Net income	$ 870	$ 676	$ 975	$ 1,249	$ 666	$ 579	$ 695	$ 2,521	$ 1,940
Adjustments to reconcile net income to net cash provided by operating activities:									
Depreciation, amortization and other non-cash items	128	126	122	125	120	119	119	376	358
Realized capital gains and losses	(176)	25	134	(127)	(103)	(81)	(134)	(17)	(318)
Gain on disposition of operations	(1)	(2)	(1)	(5)	(1)	(12)	(2)	(4)	(15)
Interest credited to contractholder funds	163	165	161	168	174	175	173	489	522
Goodwill impairment	-	-	-	125	-	-	-	-	-
Changes in:									
Policy benefits and other insurance reserves	112	342	(364)	(974)	1,048	45	183	90	1,276
Unearned premiums	574	415	(204)	(62)	491	282	(248)	785	525
Deferred policy acquisition costs	(123)	(90)	10	(38)	(111)	(79)	14	(203)	(176)
Premium installment receivables, net	(237)	(127)	(58)	136	(216)	(32)	(19)	(422)	(267)
Reinsurance recoverables, net	(94)	3	(12)	806	(1,023)	(5)	11	(103)	(1,017)
Income taxes	30	(438)	181	(364)	161	(326)	284	(227)	119
Other operating assets and liabilities	482	369	(318)	61	660	(174)	(219)	533	267
Net cash provided by operating activities	1,728	1,464	626	1,100	1,866	491	857	3,818	3,214
Cash flows from investing activities									
Proceeds from sales									
Fixed income securities	6,708	8,896	10,619	5,833	4,987	7,438	7,083	26,223	19,508
Equity securities	1,061	2,438	1,138	1,325	1,749	829	2,601	4,637	5,179
Limited partnership interests	308	129	53	358	286	271	210	490	767
Other investments	99	59	76	104	52	94	24	234	170
Investment collections									
Fixed income securities	946	859	583	1,156	975	1,034	1,029	2,388	3,038
Mortgage loans	63	269	46	123	172	82	223	378	477
Other investments	135	113	122	184	121	163	174	370	458
Investment purchases									
Fixed income securities	(8,648)	(10,612)	(9,789)	(7,210)	(6,721)	(8,414)	(8,800)	(29,049)	(23,935)
Equity securities	(890)	(2,366)	(1,535)	(1,289)	(1,823)	(1,090)	(2,383)	(4,791)	(5,296)
Limited partnership interests	(444)	(458)	(415)	(358)	(504)	(310)	(268)	(1,317)	(1,082)
Mortgage loans	(119)	(124)	(192)	(335)	(163)	(62)	(86)	(435)	(311)
Other investments	(151)	(205)	(330)	(299)	(168)	(313)	(219)	(686)	(700)
Change in short-term investments, net	(153)	1,021	(1,533)	353	115	570	1,572	(665)	2,257
Change in other investments, net	7	(8)	(27)	(2)	(135)	117	(10)	(28)	(28)
Purchases of property and equipment, net	(67)	(66)	(62)	(83)	(70)	(72)	(74)	(195)	(216)
Acquisition of operations	-	(5)	(5)	-	-	-	(1,356)	(10)	(1,356)
Net cash (used in) provided by investing activities	(1,145)	(60)	(1,251)	(140)	(1,127)	337	(280)	(2,456)	(1,070)
Cash flows from financing activities									
Proceeds from issuance of long-term debt	-	-	498	-	-	-	-	498	-
Redemption and repayment of long-term debt	-	(401)	-	-	-	-	-	(401)	-
Proceeds from issuance of preferred stock	-	(1) [(1)]	558	-	-	-	-	557	-
Contractholder fund deposits	250	253	253	258	252	258	257	756	767
Contractholder fund withdrawals	(477)	(505)	(492)	(474)	(459)	(474)	(483)	(1,474)	(1,416)
Dividends paid on common stock	(160)	(163)	(132)	(134)	(134)	(135)	(122)	(455)	(391)
Dividends paid on preferred stock	(39)	(29)	(29)	(29)	(29)	(29)	(29)	(97)	(87)
Treasury stock purchases	(224)	(568)	(270)	(647)	(191)	(393)	(264)	(1,062)	(848)
Shares reissued under equity incentive plans, net	38	18	10	3	24	41	67	66	132
Other	-	31	62	(10)	6	(56)	3	93	(47)
Net cash (used in) provided by financing activities	(612)	(1,365)	458	(1,033)	(531)	(788)	(571)	(1,519)	(1,890)
Net (decrease) increase in cash	(29)	39	(167)	(73)	208	40	6	(157)	254
Cash at beginning of period	489	450	617	690	482	442	436	617	436
Cash at end of period	$ 460	$ 489	$ 450	$ 617	$ 690	$ 482	$ 442	$ 460	$ 690

(1) Represents payment of issuance costs for March 29, 2018 preferred stock issuance.

The Allstate Corporation 3Q18 Supplement 10

The Allstate Corporation
Analysis of Deferred Policy Acquisition Costs

($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended September 30, 2018

	Beginning balance June 30, 2018	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2018
Allstate Protection	$ 1,551	$ 1,206	$ (1,133)	$ -	$ -	$ -	$ 1,624
Service Businesses	1,148	166	(118)	-	-	-	1,196
Allstate Life							
Traditional life and accident and health	476	15	(10)	-	-	-	481
Interest-sensitive life	785	16	(21)	(2)	(5)	10	783
Subtotal	1,261	31	(31)	(2)	(5)	10	1,264
Allstate Benefits							
Traditional life and accident and health	404	32	(24)	-	-	-	412
Interest-sensitive life	139	6	(6)	-	4	-	143
Subtotal	543	38	(30)	-	4	-	555
Allstate Annuities							
Fixed annuity	30	-	(2)	-	-	-	28
Consolidated	$ 4,533	$ 1,441	$ (1,314)	$ (2)	$ (1)	$ 10	$ 4,667

Change in Deferred Policy Acquisition Costs
For the three months ended September 30, 2017

	Beginning balance June 30, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2017
Allstate Protection	$ 1,440	$ 1,131	$ (1,060)	$ -	$ -	$ -	$ 1,511
Service Businesses	888	111	(78)	-	-	-	921
Allstate Life							
Traditional life and accident and health	452	16	(10)	-	-	-	458
Interest-sensitive life	690	16	(29)	(4)	14	(3)	684
Subtotal	1,142	32	(39)	(4)	14	(3)	1,142
Allstate Benefits							
Traditional life and accident and health	388	34	(24)	-	-	-	398
Interest-sensitive life	142	5	(6)	-	(1)	-	140
Subtotal	530	39	(30)	-	(1)	-	538
Allstate Annuities							
Fixed annuity	37	-	(2)	-	-	-	35
Consolidated	$ 4,037	$ 1,313	$ (1,209)	$ (4)	$ 13	$ (3)	$ 4,147

[1] Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.

[2] Included as a component of amortization of DAC on the Condensed Consolidated Statements of Operations.

The Allstate Corporation 3Q18 Supplement 11

The Allstate Corporation
Analysis of Deferred Policy Acquisition Costs

($ in millions)

	Change in Deferred Policy Acquisition Costs For the nine months ended September 30, 2018							Reconciliation of Deferred Policy Acquisition Costs as of September 30, 2018		
	Beginning balance Dec. 31, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2018	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,510	$ 3,445	$ (3,331)	$ -	$ -	$ -	$ 1,624	$ 1,624	$ -	$ 1,624
Service Businesses	954	583 [3]	(341) [3]	-	-	-	1,196	1,196	-	1,196
Allstate Life										
Traditional life and accident and health	465	47	(31)	-	-	-	481	481	-	481
Interest-sensitive life	687	48	(62)	(8)	(5)	123	783	844	(61)	783
Subtotal	1,152	95	(93)	(8)	(5)	123	1,264	1,325	(61)	1,264
Allstate Benefits										
Traditional life and accident and health	403	99	(90)	-	-	-	412	412	-	412
Interest-sensitive life	139	15	(17)	-	4	2	143	143	-	143
Subtotal	542	114	(107)	-	4	2	555	555	-	555
Allstate Annuities										
Fixed annuity	33	-	(5)	-	-	-	28	28	-	28
Consolidated	$ 4,191	$ 4,237	$ (3,877)	$ (8)	$ (1)	$ 125	$ 4,667	$ 4,728	$ (61)	$ 4,667

	Change in Deferred Policy Acquisition Costs For the nine months ended September 30, 2017							Reconciliation of Deferred Policy Acquisition Costs as of September 30, 2017		
	Beginning balance Dec. 31, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2017	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,432	$ 3,193	$ (3,114)	$ -	$ -	$ -	$ 1,511	$ 1,511	$ -	$ 1,511
Service Businesses	756	382 [4]	(217)	-	-	-	921	921	-	921
Allstate Life										
Traditional life and accident and health	438	49	(29)	-	-	-	458	458	-	458
Interest-sensitive life	762	49	(77)	(12)	14	(52)	684	874	(190)	684
Subtotal	1,200	98	(106)	(12)	14	(52)	1,142	1,332	(190)	1,142
Allstate Benefits										
Traditional life and accident and health	382	102	(86)	-	-	-	398	398	-	398
Interest-sensitive life	144	15	(18)	-	(1)	-	140	142	(2)	140
Subtotal	526	117	(104)	-	(1)	-	538	540	(2)	538
Allstate Annuities										
Fixed annuity	40	-	(5)	-	-	-	35	35	-	35
Consolidated	$ 3,954	$ 3,790	$ (3,546)	$ (12)	$ 13	$ (52)	$ 4,147	$ 4,339	$ (192)	$ 4,147

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Condensed Consolidated Statements of Operations.
(3) As a result of the adoption of the revenue from contracts with customers accounting standard, SquareTrade recorded an increase of approximately $160 million in acquisition costs deferred and $80 million of amortization before adjustments related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.
(4) Includes $66 million recorded in connection with the SquareTrade acquisition on January 3, 2017.

The Allstate Corporation 3Q18 Supplement
12

X14A0T The Allstate Corporation Policies in Force and Other Statistics Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Policies In Force statistics (in thousands) (1) 2018 2018 2018 2017 2017 2017 2017 Allstate Protection Allstate brand Auto 19,912 19,810 19,617 19,580 19,513 19,548 19,565 Homeowners 6,145 6,121 6,093 6,088 6,071 6,075 6,090 Landlord 683 688 692 694 697 703 710 Renter 1,626 1,612 1,599 1,588 1,578 1,564 1,563 Condominium 665 664 663 663 662 662 663 Other 1,297 1,287 1,276 1,278 1,275 1,270 1,264 Other personal lines 4,271 4,251 4,230 4,223 4,212 4,199 4,200 Commercial lines 231 234 238 245 251 262 272 Total 30,559 30,416 30,178 30,136 30,047 30,084 30,127 Esurance brand Auto 1,463 1,432 1,399 1,352 1,369 1,388 1,400 Homeowners 92 88 84 79 76 69 63 Other personal lines 46 46 45 44 45 47 48 Total 1,601 1,566 1,528 1,475 1,490 1,504 1,511 Encompass brand Auto 504 507 517 530 548 571 595 Homeowners 240 243 248 254 262 273 284 Other personal lines 80 81 83 85 88 91 94 Total 824 831 848 869 898 935 973 Allstate Protection Policies in Force 32,984 32,813 32,554 32,480 32,435 32,523 32,611 Service Businesses SquareTrade 52,151 44,459 41,806 38,719 34,078 31,258 29,907 Allstate Roadside Services 671 681 692 699 708 724 743 Allstate Dealer Services 3,919 3,959 4,026 4,088 4,130 4,139 4,150 Total 56,741 49,099 46,524 43,506 38,916 36,121 34,800 Allstate Life 2,018 2,019 2,018 2,026 2,019 2,020 2,017 Allstate Benefits 4,241 4,283 4,260 4,033 4,035 4,064 3,992 Allstate Annuities 215 220 225 231 236 240 246 Total Policies in Force 96,199 88,434 85,581 82,276 77,641 74,968 73,666 Agency Data (2) (3) Total Allstate agencies 12,400 12,300 12,300 12,400 12,200 12,200 12,200 (4) Licensed sales professionals 25,600 25,200 24,700 24,800 23,900 24,000 23,600 (5) Allstate independent agencies 2,600 2,600 2,500 2,400 2,400 2,300 2,200 (1) Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Commercial lines PIF for the agreement with a transportation network company reflects corporate contracts as opposed to individual driver counts. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. • SquareTrade represents active consumer product protection plans. • Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. • Allstate Benefits reflects certificate counts as opposed to group counts. (2) Rounded to the nearest hundred. (3) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. (4) Represents employees of Allstate agencies who are licensed to sell Allstate products. (5) Includes 746 and 703 engaged Allstate independent agencies (“AIAs”) as of September 30, 2018 and December 31, 2017, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. The Allstate Corporation 3Q18 Supplement 13

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Allstate Protection									
Allstate brand [1]									
Auto	$ 5,357	$ 5,211	$ 5,151	$ 4,956	$ 5,096	$ 4,925	$ 4,882	$ 15,719	$ 14,903
Homeowners	2,008	1,949	1,465	1,694	1,921	1,847	1,403	5,422	5,171
Landlord	139	131	121	132	138	130	120	391	388
Renter	86	77	69	68	86	75	67	232	228
Condominium	73	72	59	65	71	68	55	204	194
Other	174	195	126	145	159	168	126	495	453
Other personal lines	472	475	375	410	454	441	368	1,322	1,263
Commercial lines	173	172	137	125	116	124	123	482	363
Total	8,010	7,807	7,128	7,185	7,587	7,337	6,776	22,945	21,700
Esurance brand									
Auto	487	430	470	389	427	386	439	1,387	1,252
Homeowners	30	27	21	19	24	20	16	78	60
Other personal lines	2	2	2	2	2	2	2	6	6
Total	519	459	493	410	453	408	457	1,471	1,318
Encompass brand									
Auto	143	146	118	128	141	148	125	407	414
Homeowners	106	108	86	95	108	112	91	300	311
Other personal lines	22	21	19	20	22	25	20	62	67
Total	271	275	223	243	271	285	236	769	792
Total Allstate Protection									
Auto	5,987	5,787	5,739	5,473	5,664	5,459	5,446	17,513	16,569
Homeowners	2,144	2,084	1,572	1,808	2,053	1,979	1,510	5,800	5,542
Other personal lines	496	498	396	432	478	468	390	1,390	1,336
Commercial lines	173	172	137	125	116	124	123	482	363
Total	8,800	8,541	7,844	7,838	8,311	8,030	7,469	25,185	23,810
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 8,800	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 25,185	$ 23,810
Service Businesses [2]									
SquareTrade	$ 194	$ 126	$ 130	$ 156	$ 104	$ 85	$ 81	$ 450	$ 270
Allstate Roadside Services	65	68	65	60	68	66	69	198	203
Allstate Dealer Services	99	103	92	93	100	108	104	294	312
Total	$ 358	$ 297	$ 287	$ 309	$ 272	$ 259	$ 254	$ 942	$ 785
Total premiums written	$ 9,158	$ 8,838	$ 8,131	$ 8,147	$ 8,583	$ 8,289	$ 7,723	$ 26,127	$ 24,595
Non-Proprietary Premiums									
Ivantage [3]	$ 1,758	$ 1,719	$ 1,679	$ 1,643	$ 1,609	$ 1,584	$ 1,566	$ 1,758	$ 1,609
Answer Financial [4]	156	156	148	137	153	148	153	460	454
[1] Canada premiums included in Allstate brand									
Auto	$ 244	$ 245	$ 186	$ 196	$ 236	$ 228	$ 171	$ 675	$ 635
Homeowners	77	77	50	59	69	65	44	204	178
Other personal lines	25	29	14	15	19	16	12	68	47
Total	$ 346	$ 351	$ 250	$ 270	$ 324	$ 309	$ 227	$ 947	$ 860

[2] There are no premiums written for Arity, which is part of the Service Businesses segment.

[3] Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three and nine months ended September 30, 2018 were $45.2 million and $125.9 million, respectively.

[4] Represents non-proprietary premiums written for the period. Commissions earned for the three and nine months ended September 30, 2018 were $18.0 million and $53.8 million, respectively.

The Allstate Corporation 3Q18 Supplement 14

The Allstate Corporation
Catastrophe Losses

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Allstate Protection									
Allstate brand									
Auto	$ 113	$ 160	$ (1)	$ 33	$ 366	$ 208	$ 65	$ 272	$ 639
Homeowners	418	627	300	480	383	650	575	1,345	1,608
Other personal lines	51	46	27	20	65	57	59	124	181
Commercial lines	6	4	3	2	13	2	7	13	22
Total	588	837	329	535	827	917	706	1,754	2,450
Esurance brand									
Auto	8	15	2	-	15	15	4	25	34
Homeowners	6	14	1	1	2	9	4	21	15
Other personal lines	-	-	-	-	-	-	-	-	-
Total	14	29	3	1	17	24	8	46	49
Encompass brand									
Auto	2	4	1	-	1	7	4	7	12
Homeowners	20	34	26	59	11	42	61	80	114
Other personal lines	1	2	2	3	-	3	2	5	5
Total	23	40	29	62	12	52	67	92	131
Total Allstate Protection									
Auto	123	179	2	33	382	230	73	304	685
Homeowners	444	675	327	540	396	701	640	1,446	1,737
Other personal lines	52	48	29	23	65	60	61	129	186
Commercial lines	6	4	3	2	13	2	7	13	22
Total	625	906	361	598	856	993	781	1,892	2,630
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 625	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 1,892	$ 2,630
Service Businesses [1]	$ -	$ -	$ -	$ 1	$ 5	$ -	$ -	$ -	$ 5
Total catastrophe losses	$ 625	$ 906	$ 361	$ 599	$ 861	$ 993	$ 781	$ 1,892	$ 2,635

[1] Catastrophe losses relate to Allstate Dealer Services.

The Allstate Corporation 3Q18 Supplement 15

The Allstate Corporation
Property-Liability Results

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Premiums written	$ 8,800	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 25,185	$ 23,810
(Increase) decrease in unearned premiums	(505)	(347)	209	139	(456)	(239)	298	(643)	(397)
Other	25	(5)	(34)	(6)	41	16	(8)	(14)	49
Premiums earned	8,320	8,189	8,019	7,971	7,896	7,807	7,759	24,528	23,462
Other revenue	192	184	174	170	185	181	167	550	533
Claims and claims expense	(5,729)	(5,704)	(5,058)	(5,190)	(5,441)	(5,607)	(5,328)	(16,491)	(16,376)
Amortization of deferred policy acquisition costs	(1,133)	(1,110)	(1,088)	(1,091)	(1,060)	(1,032)	(1,022)	(3,331)	(3,114)
Operating costs and expenses	(1,162)	(1,118)	(1,067)	(1,127)	(1,084)	(1,033)	(1,018)	(3,347)	(3,135)
Restructuring and related charges	(15)	(25)	(21)	(18)	(12)	(51)	(10)	(61)	(73)
Underwriting income	473	416	959	715	484	265	548	1,848	1,297
Net investment income	410	353	337	415	368	387	308	1,100	1,063
Income tax expense on operations	(178)	(157)	(268)	(373)	(271)	(207)	(268)	(603)	(746)
Realized capital gains and losses, after-tax	103	(12)	(75)	73	54	56	89	16	199
Gain on disposition of operations, after-tax	-	-	-	2	1	6	-	-	7
Tax Legislation expense	(3)	-	-	(65)	-	-	-	(3)	-
Net income applicable to common shareholders	$ 805	$ 600	$ 953	$ 767	$ 636	$ 507	$ 677	$ 2,358	$ 1,820
Catastrophe losses	$ 625	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 1,892	$ 2,630
Amortization of purchased intangible assets	$ 4	$ 3	$ 1	$ 2	$ 2	$ 1	$ 2	$ 8	$ 5
Operating ratios									
Claims and claims expense ("loss") ratio	68.8	69.6	63.0	65.1	68.9	71.8	68.6	67.3	69.8
Expense ratio [(1)]	25.5	25.3	25.0	25.9	25.0	24.8	24.3	25.2	24.7
Combined ratio	94.3	94.9	88.0	91.0	93.9	96.6	92.9	92.5	94.5
Loss ratio	68.8	69.6	63.0	65.1	68.9	71.8	68.6	67.3	69.8
Less: effect of catastrophe losses	7.5	11.1	4.5	7.5	10.9	12.7	10.1	7.7	11.2
effect of prior year non-catastrophe reserve reestimates	0.1	(1.7)	(0.7)	(2.2)	(1.6)	(1.0)	(1.3)	(0.7)	(1.3)
Underlying loss ratio *	61.2	60.2	59.2	59.8	59.6	60.1	59.8	60.3	59.9
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	94.3	94.9	88.0	91.0	93.9	96.6	92.9	92.5	94.5
Effect of catastrophe losses	(7.5)	(11.1)	(4.5)	(7.5)	(10.9)	(12.7)	(10.1)	(7.7)	(11.2)
Effect of prior year non-catastrophe reserve reestimates	(0.1)	1.7	0.7	2.2	1.6	1.0	1.3	0.7	1.3
Effect of amortization of purchased intangible assets	(0.1)	-	-	-	-	-	-	(0.1)	-
Underlying combined ratio *	86.6	85.5	84.2	85.7	84.6	84.9	84.1	85.4	84.6
Effect of restructuring and related charges on combined ratio	0.2	0.3	0.3	0.2	0.2	0.7	0.1	0.2	0.3
Effect of Discontinued Lines and Coverages on combined ratio	0.9	-	-	-	1.1	0.1	-	0.4	0.4

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q18 Supplement 16

The Allstate Corporation
Property-Liability Underwriting Results by Area of Business

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Property-Liability Underwriting Summary									
Allstate Protection	$ 553	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 1,934	$ 1,392
Discontinued Lines and Coverages	(80)	(3)	(3)	(4)	(88)	(5)	(2)	(86)	(95)
Underwriting income	$ 473	$ 416	$ 959	$ 715	$ 484	$ 265	$ 548	$ 1,848	$ 1,297
Allstate Protection Underwriting Summary									
Premiums written	$ 8,800	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 25,185	$ 23,810
Premiums earned	$ 8,320	$ 8,189	$ 8,019	$ 7,971	$ 7,896	$ 7,807	$ 7,759	$ 24,528	$ 23,462
Other revenue	192	184	174	170	185	181	167	550	533
Claims and claims expense	(5,649)	(5,702)	(5,055)	(5,187)	(5,353)	(5,604)	(5,326)	(16,406)	(16,283)
Amortization of deferred policy acquisition costs	(1,133)	(1,110)	(1,088)	(1,091)	(1,060)	(1,032)	(1,022)	(3,331)	(3,114)
Operating costs and expenses	(1,162)	(1,117)	(1,067)	(1,126)	(1,084)	(1,031)	(1,018)	(3,346)	(3,133)
Restructuring and related charges	(15)	(25)	(21)	(18)	(12)	(51)	(10)	(61)	(73)
Underwriting income	$ 553	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 1,934	$ 1,392
Catastrophe losses	$ 625	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 1,892	$ 2,630
Operating ratios									
Loss ratio	67.9	69.6	63.0	65.1	67.8	71.8	68.6	66.9	69.4
Expense ratio [1]	25.5	25.3	25.0	25.9	25.0	24.7	24.3	25.2	24.7
Combined ratio	93.4	94.9	88.0	91.0	92.8	96.5	92.9	92.1	94.1
Effect of catastrophe losses on combined ratio	7.5	11.1	4.5	7.5	10.9	12.7	10.1	7.7	11.2
Effect of restructuring and related charges on combined ratio	0.2	0.3	0.3	0.2	0.2	0.7	0.1	0.2	0.3
Effect of amortization of purchased intangible assets on combined ratio	0.1	-	-	-	-	-	-	0.1	-
Discontinued Lines and Coverages Underwriting Summary									
Premiums written	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(80)	(2)	(3)	(3)	(88)	(3)	(2)	(85)	(93)
Operating costs and expenses	-	(1)	-	(1)	-	(2)	-	(1)	(2)
Underwriting loss	$ (80)	$ (3)	$ (3)	$ (4)	$ (88)	$ (5)	$ (2)	$ (86)	$ (95)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.9	-	-	-	1.1	0.1	-	0.4	0.4
Allstate Protection Underwriting Income (Loss) by Brand									
Allstate brand	$ 554	$ 425	$ 957	$ 737	$ 562	$ 308	$ 594	$ 1,936	$ 1,464
Esurance brand	(10)	(9)	3	(1)	(19)	(26)	(10)	(16)	(55)
Encompass brand	10	4	4	(17)	29	(12)	(33)	18	(16)
Answer Financial	(1)	(1)	(2)	-	-	-	(1)	(4)	(1)
Underwriting income	$ 553	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 1,934	$ 1,392

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q18 Supplement 17

The Allstate Corporation
Property-Liability Catastrophe Experience

Catastrophe by Size of Event

($ in millions)

Three months ended September 30, 2018

Size of catastrophe	Number of events			Claims and claims expense			Combined ratio impact		Average catastrophe loss per event
Greater than $250 million	-	-	%	$ -	-	%	-	$	-
$101 million to $250 million	-	-		-	-		-		-
$50 million to $100 million	4	9.1		240	38.4		2.9		60
Less than $50 million	40	90.9		282	45.1		3.4		7
Total	44	100.0	%	522	83.5		6.3		12
Prior year reserve reestimates				1	0.2		-		
Prior quarter reserve reestimates				102	16.3		1.2		
Total catastrophe losses				$ 625	100.0	%	7.5		

Nine months ended September 30, 2018

Size of catastrophe	Number of events			Claims and claims expense			Combined ratio impact		Average catastrophe loss per event
Greater than $250 million	-	-	%	$ -	-	%	-	$	-
$101 million to $250 million	3	3.2		416	22.0		1.7		139
$50 million to $100 million	10	10.9		706	37.3		2.9		71
Less than $50 million	79	85.9		725	38.3		2.9		9
Total	92	100.0	%	1,847	97.6		7.5		20
Prior year reserve reestimates				45	2.4		0.2		
Total catastrophe losses				$ 1,892	100.0	%	7.7		

Effect of Catastrophe Losses on the Combined Ratio [1]

	Effect of all catastrophe losses on the combined ratio							Excludes the effect of catastrophe losses relating to earthquakes and hurricanes	
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	Premiums earned year-to-date	Total catastrophe losses by year	Total catastrophe losses by year	Effect on the property and casualty combined ratio
2009	7.8	12.5	6.2	5.0	7.9	$ 26,194	$ 2,069	$ 2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9	28,929	1,993	2,000	6.9
2015	4.0	10.6	3.5	4.7	5.7	30,309	1,719	1,749	5.8
2016	10.9	12.5	6.2	3.9	8.4	30,727	2,571	2,419	7.9
2017	10.1	12.7	10.9	7.5	10.3	31,433	3,228	2,611	8.3
2018	4.5	11.1	7.5			24,528	1,892	1,815	7.4
Average	6.8	14.0	6.9	5.5	8.4				7.6

[1] Catastrophe losses and the effect on the combined ratio for 2016 - 2018 do not include Service Businesses in the calculation. The periods 2009 through 2015 include historical Property-Liability results, which include Allstate Protection, Discontinued Lines and Coverages and Service Businesses. The effect on the combined ratio is calculated using the total premiums earned.

The Allstate Corporation 3Q18 Supplement

18

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Prior Year Reserve Reestimates [1]									
Allstate Protection									
Auto	$ (99)	$ (157)	$ (100)	$ (154)	$ (189)	$ (61)	$ (86)	$ (356)	$ (336)
Homeowners	(13)	27	32	(45)	(42)	(20)	(24)	46	(86)
Other personal lines	3	(12)	(6)	1	-	(9)	9	(15)	-
Commercial lines	42	45	20	12	7	(2)	2	107	7
Total	(67)	(97)	(54)	(186)	(224)	(92)	(99)	(218)	(415)
Discontinued Lines and Coverages	80	2	3	3	88	3	2	85	93
Total Property-Liability	$ 13	$ (95)	$ (51)	$ (183)	$ (136)	$ (89)	$ (97)	$ (133)	$ (322)
Allstate Protection by Brand									
Allstate brand	$ (64)	$ (92)	$ (60)	$ (176)	$ (221)	$ (83)	$ (105)	$ (216)	$ (409)
Esurance brand	-	-	-	-	(1)	(1)	-	-	(2)
Encompass brand	(3)	(5)	6	(10)	(2)	(8)	6	(2)	(4)
Total	$ (67)	$ (97)	$ (54)	$ (186)	$ (224)	$ (92)	$ (99)	$ (218)	$ (415)
Catastrophe Losses included in Prior Year Reserve Reestimates									
Allstate Protection									
Allstate brand	$ (2)	$ 37	$ (4)	$ (7)	$ (7)	$ (4)	$ 2	$ 31	$ (9)
Esurance brand	1	1	-	-	-	(1)	-	2	(1)
Encompass brand	2	2	8	(1)	-	(2)	2	12	-
Total	$ 1	$ 40	$ 4	$ (8)	$ (7)	$ (7)	$ 4	$ 45	$ (10)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]									
Allstate Protection									
Auto	(1.2)	(1.9)	(1.2)	(1.9)	(2.4)	(0.8)	(1.1)	(1.4)	(1.4)
Homeowners	(0.1)	0.3	0.4	(0.6)	(0.5)	(0.3)	(0.3)	0.2	(0.4)
Other personal lines	-	(0.1)	(0.1)	-	-	(0.1)	0.1	(0.1)	-
Commercial lines	0.5	0.5	0.2	0.2	0.1	-	-	0.4	-
Total	(0.8)	(1.2)	(0.7)	(2.3)	(2.8)	(1.2)	(1.3)	(0.9)	(1.8)
Discontinued Lines and Coverages	0.9	-	-	-	1.1	0.1	-	0.4	0.4
Total Property-Liability	0.1	(1.2)	(0.7)	(2.3)	(1.7)	(1.1)	(1.3)	(0.5)	(1.4)
Allstate Protection by brand									
Allstate brand	(0.8)	(1.1)	(0.8)	(2.2)	(2.8)	(1.1)	(1.4)	(0.9)	(1.8)
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	-	(0.1)	0.1	(0.1)	-	(0.1)	0.1	-	-
Total	(0.8)	(1.2)	(0.7)	(2.3)	(2.8)	(1.2)	(1.3)	(0.9)	(1.8)

[1] Favorable reserve reestimates are shown in parentheses.
[2] Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 3Q18 Supplement 19

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Allstate Protection [1]									
Allstate brand									
Auto	$ (4)	$ (5)	$ (27)	$ (1)	$ (5)	$ (1)	$ (7)	$ (36)	$ (13)
Homeowners	2	41 [3]	27	(4)	(3)	-	1	70	(2)
Other personal lines	-	-	(3)	(2)	-	(2)	7	(3)	5
Commercial lines	-	1	(1)	-	1	(1)	1	-	1
Total	(2)	37	(4)	(7)	(7)	(4)	2	31	(9)
Esurance brand									
Auto	-	-	-	-	-	-	-	-	-
Homeowners	1	1	-	-	-	(1)	-	2	(1)
Other personal lines	-	-	-	-	-	-	-	-	-
Total	1	1	-	-	-	(1)	-	2	(1)
Encompass brand									
Auto	(1)	-	-	-	-	(1)	-	(1)	(1)
Homeowners	3	2	7	(1)	1	(2)	2	12	1
Other personal lines	-	-	1	-	(1)	1	-	1	-
Total	2	2	8	(1)	-	(2)	2	12	-
Total Allstate Protection									
Auto	(5)	(5)	(27)	(1)	(5)	(2)	(7)	(37)	(14)
Homeowners	6	44	34	(5)	(2)	(3)	3	84	(2)
Other personal lines	-	-	(2)	(2)	(1)	(1)	7	(2)	5
Commercial lines	-	1	(1)	-	1	(1)	1	-	1
Total	$ 1	$ 40	$ 4	$ (8)	$ (7)	$ (7)	$ 4	$ 45	$ (10)
Effect of Catastrophe Losses included in Prior Year Reserve Reestimates on Combined Ratio [1][2]									
Allstate Protection									
Auto	(0.1)	(0.1)	(0.4)	-	(0.1)	-	(0.1)	(0.2)	(0.1)
Homeowners	0.1	0.6	0.4	(0.1)	-	(0.1)	-	0.4	-
Other personal lines	-	-	-	-	-	-	0.1	-	-
Commercial lines	-	-	-	-	-	-	-	-	-
Total	-	0.5	-	(0.1)	(0.1)	(0.1)	-	0.2	(0.1)
Allstate Protection by brand									
Allstate brand	-	0.5	(0.1)	(0.1)	(0.1)	(0.1)	-	0.1	(0.1)
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	-	-	0.1	-	-	-	-	0.1	-
Total	-	0.5	-	(0.1)	(0.1)	(0.1)	-	0.2	(0.1)

[1] Favorable reserve reestimates are shown in parentheses.

[2] Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned or incur claims and claims expense related to catastrophes.

[3] Includes $37 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017.

The Allstate Corporation 3Q18 Supplement 20

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Approved on Premiums Written

	Three months ended September 30, 2018 [1]			Three months ended June 30, 2018			Three months ended March 31, 2018		
	Number of locations [7]	Total brand (%) [8]	Location specific (%) [9]	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3][4]	20	-	1.0	21	0.5	2.5	24	0.3	2.4
Homeowners [5][6]	10	0.4	3.6	5	0.1	1.8	14	1.1	4.9
Esurance brand									
Auto	14	0.9	3.4	8	0.5	2.9	3	0.2	4.6
Homeowners	-	-	-	-	-	-	5	1.7	7.5
Encompass brand									
Auto	7	0.6	4.6	5	1.0	7.9	4	0.3	3.0
Homeowners	11	2.7	7.8	7	0.7	6.1	3	0.1	2.0

	Three months ended December 31, 2017			Three months ended September 30, 2017			Three months ended June 30, 2017		
	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3][4]	25	1.2 [10]	5.4 [10]	17	0.4	3.0	23	0.7	3.2
Homeowners [5][6]	11	0.2	1.5	8	0.5	5.3	3	0.1	2.0
Esurance brand									
Auto	7	0.6	5.0	16	2.0	5.6	12	1.7	5.6
Homeowners	4	5.1	14.3	-	-	-	-	-	-
Encompass brand									
Auto	8	1.7	5.7	8	0.8	4.5	11	2.3	7.5
Homeowners	7	0.9	4.5	6	0.9	6.0	9	2.8	8.9

(1) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending September 30, 2018 are estimated to total $70 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

(2) Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.4%, 0.1%, 1.2%, 0.5%, 0.4% and 1.8% for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

(3) Allstate brand auto rate changes were 2.0%, 2.4%, 2.6%, 4.0% 4.1% and 4.7% for the trailing twelve months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(4) Allstate brand auto rate changes were cumulatively $2.3 billion or 12.0% for year-to-date 2018, and 2017 and 2016.

(5) Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.4%, 0.3%, 1.0%, 0.1%, 0.6% and 0.1% for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(6) Allstate brand homeowner rate changes were cumulatively $312 million or 4.5% for year-to-date 2018, and 2017 and 2016.

(7) Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand operates in 43 states. In the second quarter of 2018, Esurance brand discontinued its operation in Canada. Encompass operates in 38 states and the District of Columbia.

(8) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(9) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(10) Includes a rate increase in California in fourth quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 0.5% and 4.2%, respectively, in fourth quarter 2017.

The Allstate Corporation 3Q18 Supplement

21

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Net premiums written	$ 8,010	$ 7,807	$ 7,128	$ 7,185	$ 7,587	$ 7,337	$ 6,776	$ 22,945	$ 21,700
Net premiums earned									
Auto	$ 5,210	$ 5,131	$ 5,046	$ 5,003	$ 4,950	$ 4,884	$ 4,839	$ 15,387	$ 14,673
Homeowners	1,769	1,742	1,727	1,725	1,707	1,691	1,688	5,238	5,086
Other personal lines	432	432	420	419	414	411	405	1,284	1,230
Commercial lines	176	165	136	128	124	118	125	477	367
Total	$ 7,587	$ 7,470	$ 7,329	$ 7,275	$ 7,195	$ 7,104	$ 7,057	$ 22,386	$ 21,356
Other revenue									
Auto	$ 56	$ 56	$ 54	$ 53	$ 54	$ 54	$ 53	$ 166	$ 161
Homeowners	11	11	11	12	10	10	10	33	30
Other personal lines	36	34	28	30	38	33	26	98	97
Commercial lines	2	1	2	-	2	3	3	5	8
Other business lines [(1)]	47	41	41	39	45	45	39	129	129
Total	$ 152	$ 143	$ 136	$ 134	$ 149	$ 145	$ 131	$ 431	$ 425
Incurred losses									
Auto	$ 3,504	$ 3,437	$ 3,204	$ 3,289	$ 3,455	$ 3,442	$ 3,224	$ 10,145	$ 10,121
Homeowners	1,127	1,310	997	1,052	988	1,273	1,194	3,434	3,455
Other personal lines	306	260	258	226	312	258	265	824	835
Commercial lines	184	166	108	89	103	86	96	458	285
Total	$ 5,121	$ 5,173	$ 4,567	$ 4,656	$ 4,858	$ 5,059	$ 4,779	$ 14,861	$ 14,696
Expenses									
Auto	$ 1,394	$ 1,392	$ 1,317	$ 1,363	$ 1,288	$ 1,282	$ 1,216	$ 4,103	$ 3,786
Homeowners	440	413	410	433	410	381	397	1,263	1,188
Other personal lines	161	148	144	158	158	148	138	453	444
Commercial lines	37	37	37	37	38	37	36	111	111
Other business lines [(1)]	32	25	33	25	30	34	28	90	92
Total	$ 2,064	$ 2,015	$ 1,941	$ 2,016	$ 1,924	$ 1,882	$ 1,815	$ 6,020	$ 5,621
Underwriting income (loss)									
Auto	$ 368	$ 358	$ 579	$ 404	$ 261	$ 214	$ 452	$ 1,305	$ 927
Homeowners	213	30	331	252	319	47	107	574	473
Other personal lines	1	58	46	65	(18)	38	28	105	48
Commercial lines	(43)	(37)	(7)	2	(15)	(2)	(4)	(87)	(21)
Other business lines	15	16	8	14	15	11	11	39	37
Total	$ 554	$ 425	$ 957	$ 737	$ 562	$ 308	$ 594	$ 1,936	$ 1,464
Loss ratio	67.5	69.2	62.3	64.0	67.5	71.2	67.7	66.4	68.8
Expense ratio [(2)]	25.2	25.1	24.6	25.9	24.7	24.5	23.9	25.0	24.3
Combined ratio	92.7	94.3	86.9	89.9	92.2	95.7	91.6	91.4	93.1
Loss ratio	67.5	69.2	62.3	64.0	67.5	71.2	67.7	66.4	68.8
Less: effect of catastrophe losses	7.8	11.2	4.5	7.4	11.5	12.9	10.0	7.9	11.5
effect of prior year non-catastrophe reserve reestimates	(0.8)	(1.7)	(0.8)	(2.3)	(3.0)	(1.1)	(1.5)	(1.1)	(1.9)
Underlying loss ratio *	60.5	59.7	58.6	58.9	59.0	59.4	59.2	59.6	59.2
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	92.7	94.3	86.9	89.9	92.2	95.7	91.6	91.4	93.1
Effect of catastrophe losses	(7.8)	(11.2)	(4.5)	(7.4)	(11.5)	(12.9)	(10.0)	(7.9)	(11.5)
Effect of prior year non-catastrophe reserve reestimates	0.8	1.7	0.8	2.3	3.0	1.1	1.5	1.1	1.9
Underlying combined ratio *	85.7	84.8	83.2	84.8	83.7	83.9	83.1	84.6	83.5
Effect of prior year reserve reestimates on combined ratio	(0.8)	(1.2)	(0.8)	(2.4)	(3.1)	(1.2)	(1.5)	(1.0)	(1.9)
Effect of advertising expenses on combined ratio	2.5	2.0	1.6	2.0	2.1	1.9	2.0	2.1	2.0

(1) Other business lines primarily include Ivantage and represent commissions earned and other costs and expenses.

(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q18 Supplement 22

X24A0T The Allstate Corporation Allstate Brand Statistics (1) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2018 2018 2018 2017 2017 2017 2017 2018 2017 New Issued Applications (in thousands) (2) Auto 755 754 714 620 651 639 610 2,223 1,900 Homeowners 219 223 187 177 198 195 163 629 556 Average Premium - Gross Written ($) (3) Auto 572 566 564 561 556 544 538 567 546 Homeowners 1,238 1,226 1,212 1,206 1,203 1,192 1,187 1,227 1,194 Average Premium - Net Earned ($) (4) Auto 525 522 516 512 507 499 492 521 499 Homeowners 1,148 1,135 1,131 1,131 1,119 1,106 1,106 1,138 1,110 Annualized Average Premium ($) (5) Auto 1,047 1,036 1,029 1,022 1,015 999 989 1,030 1,003 Homeowners 1,152 1,138 1,134 1,133 1,125 1,117 1,112 1,137 1,117 Average Underlying Loss (Incurred Pure Premium) and Expense * ($) (6) Auto 968 961 926 963 925 925 899 946 918 Homeowners 753 720 720 679 689 668 682 729 678 Renewal Ratio (%) (7) Auto 88.7 88.5 88.3 87.8 87.7 87.4 87.4 88.5 87.5 Homeowners 88.3 87.7 87.5 87.5 87.5 87.0 87.1 87.9 87.2 Auto Property Damage (% change year-over-year) Gross claim frequency (8) (2.7) (2.9) (2.5) (4.1) (8.0) (5.2) (3.9) (2.7) (5.7) Paid claim frequency (8) 0.2 (3.0) (3.0) (5.2) (9.0) (3.4) (3.2) (2.0) (5.2) Paid claim severity (9) 7.7 3.7 4.7 6.7 4.9 1.6 4.8 5.4 3.8 Bodily Injury (% change year-over-year) Gross claim frequency (8) (0.7) (2.7) (2.0) (2.9) (5.6) (4.7) (6.0) (1.8) (5.5) Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross claim frequency (8) 7.0 7.1 (1.1) (2.9) (2.6) 6.0 7.6 4.5 3.3 Paid claim frequency (8) 8.5 5.9 (4.0) (3.7) (5.4) 7.1 2.3 3.7 1.0 Paid claim severity (9) 3.4 5.0 14.4 8.1 8.1 (0.2) 4.1 7.2 4.1 (1) Statistics presented for Allstate brand exclude excess and surplus lines. (2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. (3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. (4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. (5) Annualized Average Premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. (6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium. (7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. (8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. (9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. The Allstate Corporation 3Q18 Supplement 23

The Allstate Corporation
Esurance Brand Profitability Measures and Statistics

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Net premiums written	$ 519	$ 459	$ 493	$ 410	$ 453	$ 408	$ 457	$ 1,471	$ 1,318
Net premiums earned									
Auto	$ 455	$ 439	$ 411	$ 411	$ 411	$ 411	$ 403	$ 1,305	$ 1,225
Homeowners	22	22	20	19	19	16	14	64	49
Other personal lines	2	2	2	2	2	2	2	6	6
Total	$ 479	$ 463	$ 433	$ 432	$ 432	$ 429	$ 419	$ 1,375	$ 1,280
Other revenue									
Auto	$ 21	$ 20	$ 20	$ 17	$ 17	$ 17	$ 16	$ 61	$ 50
Total	$ 21	$ 20	$ 20	$ 17	$ 17	$ 17	$ 16	$ 61	$ 50
Incurred losses									
Auto	$ 346	$ 334	$ 309	$ 322	$ 322	$ 324	$ 300	$ 989	$ 946
Homeowners	20	28	11	9	14	21	13	59	48
Other personal lines	-	2	1	1	1	1	1	3	3
Total	$ 366	$ 364	$ 321	$ 332	$ 337	$ 346	$ 314	$ 1,051	$ 997
Expenses									
Auto	$ 135	$ 120	$ 121	$ 111	$ 121	$ 117	$ 123	$ 376	$ 361
Homeowners	8	8	7	6	9	8	8	23	25
Other personal lines	1	-	1	1	1	1	-	2	2
Total	$ 144	$ 128	$ 129	$ 118	$ 131	$ 126	$ 131	$ 401	$ 388
Underwriting income (loss)									
Auto	$ (5)	$ 5	$ 1	$ (5)	$ (15)	$ (13)	$ (4)	$ 1	$ (32)
Homeowners	(6)	(14)	2	4	(4)	(13)	(7)	(18)	(24)
Other personal lines	1	-	-	-	-	-	1	1	1
Total	$ (10)	$ (9)	$ 3	$ (1)	$ (19)	$ (26)	$ (10)	$ (16)	$ (55)
Loss ratio	76.4	78.6	74.1	76.8	78.0	80.7	74.9	76.5	77.9
Expense ratio [1]	25.7	23.3	25.2	23.4	26.4	25.4	27.5	24.7	26.4
Combined ratio	102.1	101.9	99.3	100.2	104.4	106.1	102.4	101.2	104.3
Loss ratio	76.4	78.6	74.1	76.8	78.0	80.7	74.9	76.5	77.9
Less: effect of catastrophe losses	2.9	6.2	0.7	0.2	3.9	5.6	1.9	3.4	3.8
effect of prior year non-catastrophe reserve reestimates	(0.2)	(0.2)	-	-	(0.2)	-	-	(0.1)	(0.1)
Underlying loss ratio *	73.7	72.6	73.4	76.6	74.3	75.1	73.0	73.2	74.2
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	102.1	101.9	99.3	100.2	104.4	106.1	102.4	101.2	104.3
Effect of catastrophe losses	(2.9)	(6.2)	(0.7)	(0.2)	(3.9)	(5.6)	(1.9)	(3.4)	(3.8)
Effect of prior year non-catastrophe reserve reestimates	0.2	0.2	-	-	0.2	-	-	0.1	0.1
Effect of amortization of purchased intangible assets	(0.2)	-	(0.2)	(0.2)	(0.2)	-	(0.3)	(0.1)	(0.2)
Underlying combined ratio *	99.2	95.9	98.4	99.8	100.5	100.5	100.2	97.8	100.4
Effect of prior year reserve reestimates on combined ratio	-	-	-	-	(0.2)	(0.2)	-	-	(0.2)
Effect of advertising expenses on combined ratio	10.6	8.6	8.1	6.7	9.3	8.6	8.6	9.2	8.8
Policies in Force (in thousands)									
Auto	1,463	1,432	1,399	1,352	1,369	1,388	1,400	1,463	1,369
Homeowners	92	88	84	79	76	69	63	92	76
Other personal lines	46	46	45	44	45	47	48	46	45
	1,601	1,566	1,528	1,475	1,490	1,504	1,511	1,601	1,490
New Issued Applications (in thousands)									
Auto	166	156	158	105	116	120	143	480	379
Homeowners	9	9	8	7	10	9	8	26	27
Other personal lines	7	8	8	6	6	7	8	23	21
	182	173	174	118	132	136	159	529	427
Average Premium - Gross Written ($)									
Auto (6-month policy)	603	602	605	586	574	564	571	603	570
Homeowners (12-month policy)	984	977	970	901	924	910	919	982	919
Renewal Ratio (%)									
Auto	82.9	84.3	83.5	82.2	81.8	81.9	80.4	83.5	81.3
Homeowners	85.9	86.2	84.4	85.7	85.8	86.1	83.5	85.6	85.3

[1] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q18 Supplement

24

X26A0T The Allstate Corporation Encompass Brand Profitability Measures and Statistics ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2018 2018 2018 2017 2017 2017 2017 2018 2017 Net premiums written $ 271 $ 275 $ 223 $ 243 $ 271 $ 285 $ 236 $ 769 $ 792 Net premiums earned Auto $ 133 $ 135 $ 134 $ 137 $ 140 $ 143 $ 146 $ 402 $ 429 Homeowners 100 100 101 104 106 108 113 301 327 Other personal lines 21 21 22 23 23 23 24 64 70 Total $ 254 $ 256 $ 257 $ 264 $ 269 $ 274 $ 283 $ 767 $ 826 Other revenue Auto $ - $ 1 $ 1 $ - $ 1 $ 1 $ 1 $ 2 $ 3 Homeowners 1 1 - 1 - - 1 2 1 Other personal lines - - - 1 - - - - - Total $ 1 $ 2 $ 1 $ 2 $ 1 $ 1 $ 2 $ 4 $ 4 Incurred losses Auto $ 83 $ 82 $ 86 $ 88 $ 91 $ 105 $ 104 $ 251 $ 300 Homeowners 70 74 66 100 54 84 108 210 246 Other personal lines 9 9 15 11 13 10 21 33 44 Total $ 162 $ 165 $ 167 $ 199 $ 158 $ 199 $ 233 $ 494 $ 590 Expenses Auto $ 42 $ 46 $ 45 $ 42 $ 44 $ 47 $ 44 $ 133 $ 135 Homeowners 34 35 34 34 32 34 34 103 100 Other personal lines 7 8 8 8 7 7 7 23 21 Total $ 83 $ 89 $ 87 $ 84 $ 83 $ 88 $ 85 $ 259 $ 256 Underwriting income (loss) Auto $ 8 $ 8 $ 4 $ 7 $ 6 $ (8) $ (1) $ 20 $ (3) Homeowners (3) (8) 1 (29) 20 (10) (28) (10) (18) Other personal lines 5 4 (1) 5 3 6 (4) 8 5 Total $ 10 $ 4 $ 4 $ (17) $ 29 $ (12) $ (33) $ 18 $ (16) Loss ratio 63.8 64.4 65.0 75.4 58.7 72.6 82.4 64.4 71.4 Expense ratio (1) 32.3 34.0 33.4 31.0 30.5 31.8 29.3 33.3 30.5 Combined ratio 96.1 98.4 98.4 106.4 89.2 104.4 111.7 97.7 101.9 Loss ratio 63.8 64.4 65.0 75.4 58.7 72.6 82.4 64.4 71.4 Less: effect of catastrophe losses 9.1 15.6 11.3 23.4 4.5 19.0 23.7 12.0 15.8 effect of prior year non-catastrophe reserve reestimates (2.0) (2.7) (0.8) (3.4) (0.8) (2.2) 1.4 (1.8) (0.5) Underlying loss ratio * 56.7 51.5 54.5 55.4 55.0 55.8 57.3 54.2 56.1 Reconciliation of combined ratio to underlying combined ratio Combined ratio 96.1 98.4 98.4 106.4 89.2 104.4 111.7 97.7 101.9 Effect of catastrophe losses (9.1) (15.6) (11.3) (23.4) (4.5) (19.0) (23.7) (12.0) (15.8) Effect of prior year non-catastrophe reserve reestimates 2.0 2.7 0.8 3.4 0.8 2.2 (1.4) 1.8 0.5 Underlying combined ratio * 89.0 85.5 87.9 86.4 85.5 87.6 86.6 87.5 86.6 Effect of prior year reserve reestimates on combined ratio (1.2) (1.9) 2.3 (3.8) (0.8) (2.9) 2.1 (0.3) (0.5) Effect of advertising expenses on combined ratio - 0.4 - 0.4 0.4 - - 0.1 0.1 Policies in Force (in thousands) Auto 504 507 517 530 548 571 595 504 548 Homeowners 240 243 248 254 262 273 284 240 262 Other personal lines 80 81 83 85 88 91 94 80 88 824 831 848 869 898 935 973 824 898 New Issued Applications (in thousands) Auto 21 19 17 14 13 13 12 57 38 Homeowners 10 10 8 7 8 8 7 28 23 Average Premium - Gross Written ($) Auto (12-month policy) 1,115 1,104 1,116 1,111 1,087 1,065 1,057 1,112 1,070 Homeowners (12-month policy) 1,730 1,701 1,698 1,706 1,703 1,667 1,659 1,710 1,677 Renewal Ratio (%) Auto 76.4 73.3 72.5 73.2 73.5 73.8 73.0 74.1 73.4 Homeowners 80.9 78.9 78.3 78.3 78.7 78.5 78.4 79.5 78.5 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 3Q18 Supplement 25

X27A0T The Allstate Corporation Auto Profitability Measures by Brand ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2018 2018 2018 2017 2017 2017 2017 2018 2017 Allstate brand auto Net premiums written $ 5,357 $ 5,211 $ 5,151 $ 4,956 $ 5,096 $ 4,925 $ 4,882 $ 15,719 $ 14,903 Net premiums earned $ 5,210 $ 5,131 $ 5,046 $ 5,003 $ 4,950 $ 4,884 $ 4,839 $ 15,387 $ 14,673 Other revenue 56 56 54 53 54 54 53 166 161 Incurred losses (3,504) (3,437) (3,204) (3,289) (3,455) (3,442) (3,224) (10,145) (10,121) Expenses (1,394) (1,392) (1,317) (1,363) (1,288) (1,282) (1,216) (4,103) (3,786) Underwriting income $ 368 $ 358 $ 579 $ 404 $ 261 $ 214 $ 452 $ 1,305 $ 927 Loss ratio 67.2 67.0 63.5 65.7 69.8 70.5 66.6 65.9 69.0 Less: effect of catastrophe losses 2.2 3.1 - 0.7 7.3 4.2 1.4 1.8 4.4 effect of prior year non-catastrophe reserve reestimates (1.8) (2.9) (1.5) (3.0) (3.7) (1.2) (1.6) (2.1) (2.2) Underlying loss ratio * 66.8 66.8 65.0 68.0 66.2 67.5 66.8 66.2 66.8 Expense ratio (1) 25.7 26.0 25.0 26.2 24.9 25.1 24.1 25.6 24.7 Combined ratio 92.9 93.0 88.5 91.9 94.7 95.6 90.7 91.5 93.7 Effect of catastrophe losses (2.2) (3.1) - (0.7) (7.3) (4.2) (1.4) (1.8) (4.4) Effect of prior year non-catastrophe reserve reestimates 1.8 2.9 1.5 3.0 3.7 1.2 1.6 2.1 2.2 Underlying combined ratio * 92.5 92.8 90.0 94.2 91.1 92.6 90.9 91.8 91.5 Esurance brand auto Net premiums written $ 487 $ 430 $ 470 $ 389 $ 427 $ 386 $ 439 $ 1,387 $ 1,252 Net premiums earned $ 455 $ 439 $ 411 $ 411 $ 411 $ 411 $ 403 $ 1,305 $ 1,225 Other revenue 21 20 20 17 17 17 16 61 50 Incurred losses (346) (334) (309) (322) (322) (324) (300) (989) (946) Expenses (135) (120) (121) (111) (121) (117) (123) (376) (361) Underwriting (loss) income $ (5) $ 5 $ 1 $ (5) $ (15) $ (13) $ (4) $ 1 $ (32) Loss ratio 76.0 76.1 75.2 78.3 78.3 78.9 74.4 75.8 77.2 Less: effect of catastrophe losses 1.8 3.4 0.5 - 3.6 3.6 1.0 1.9 2.8 effect of prior year non-catastrophe reserve reestimates - (0.2) 0.3 - - 0.3 - - - Underlying loss ratio * 74.2 72.9 74.4 78.3 74.7 75.0 73.4 73.9 74.4 Expense ratio (1) 25.1 22.8 24.6 22.9 25.3 24.3 26.6 24.1 25.4 Combined ratio 101.1 98.9 99.8 101.2 103.6 103.2 101.0 99.9 102.6 Effect of catastrophe losses (1.8) (3.4) (0.5) - (3.6) (3.6) (1.0) (1.9) (2.8) Effect of prior year non-catastrophe reserve reestimates - 0.2 (0.3) - - (0.3) - - - Effect of amortization of purchased intangible assets (0.2) - (0.2) (0.2) (0.2) - (0.2) (0.1) (0.2) Underlying combined ratio * 99.1 95.7 98.8 101.0 99.8 99.3 99.8 97.9 99.6 Encompass brand auto Net premiums written $ 143 $ 146 $ 118 $ 128 $ 141 $ 148 $ 125 $ 407 $ 414 Net premiums earned $ 133 $ 135 $ 134 $ 137 $ 140 $ 143 $ 146 $ 402 $ 429 Other revenue - 1 1 - 1 1 1 2 3 Incurred losses (83) (82) (86) (88) (91) (105) (104) (251) (300) Expenses (42) (46) (45) (42) (44) (47) (44) (133) (135) Underwriting income (loss) $ 8 $ 8 $ 4 $ 7 $ 6 $ (8) $ (1) $ 20 $ (3) Loss ratio 62.4 60.8 64.2 64.2 65.0 73.4 71.2 62.4 69.9 Less: effect of catastrophe losses 1.5 3.0 0.7 - 0.7 4.9 2.8 1.7 2.8 effect of prior year non-catastrophe reserve reestimates (0.7) (0.8) - (3.6) - - - (0.5) - Underlying loss ratio * 61.6 58.6 63.5 67.8 64.3 68.5 68.4 61.2 67.1 Expense ratio (1) 31.6 33.3 32.8 30.7 30.7 32.2 29.5 32.6 30.8 Combined ratio 94.0 94.1 97.0 94.9 95.7 105.6 100.7 95.0 100.7 Effect of catastrophe losses (1.5) (3.0) (0.7) - (0.7) (4.9) (2.8) (1.7) (2.8) Effect of prior year non-catastrophe reserve reestimates 0.7 0.8 - 3.6 - - - 0.5 - Underlying combined ratio * 93.2 91.9 96.3 98.5 95.0 100.7 97.9 93.8 97.9 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 3Q18 Supplement 26

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Allstate brand homeowners									
Net premiums written	$ 2,008	$ 1,949	$ 1,465	$ 1,694	$ 1,921	$ 1,847	$ 1,403	$ 5,422	$ 5,171
Net premiums earned	$ 1,769	$ 1,742	$ 1,727	$ 1,725	$ 1,707	$ 1,691	$ 1,688	$ 5,238	$ 5,086
Other revenue	11	11	11	12	10	10	10	33	30
Incurred losses	(1,127)	(1,310)	(997)	(1,052)	(988)	(1,273)	(1,194)	(3,434)	(3,455)
Expenses	(440)	(413)	(410)	(433)	(410)	(381)	(397)	(1,263)	(1,188)
Underwriting income	$ 213	$ 30	$ 331	$ 252	$ 319	$ 47	$ 107	$ 574	$ 473
Loss ratio	63.7	75.2	57.7	61.0	57.9	75.3	70.8	65.5	67.9
Less: effect of catastrophe losses	23.6	36.0	17.3	27.8	22.4	38.4	34.1	25.6	31.6
effect of prior year non-catastrophe reserve reestimates	(1.0)	(1.0)	-	(2.3)	(2.3)	(1.0)	(1.7)	(0.7)	(1.6)
Underlying loss ratio *	41.1	40.2	40.4	35.5	37.8	37.9	38.4	40.6	37.9
Expense ratio [(1)]	24.3	23.1	23.1	24.4	23.4	21.9	22.9	23.5	22.8
Combined ratio	88.0	98.3	80.8	85.4	81.3	97.2	93.7	89.0	90.7
Effect of catastrophe losses	(23.6)	(36.0)	(17.3)	(27.8)	(22.4)	(38.4)	(34.1)	(25.6)	(31.6)
Effect of prior year non-catastrophe reserve reestimates	1.0	1.0	-	2.3	2.3	1.0	1.7	0.7	1.6
Underlying combined ratio *	65.4	63.3	63.5	59.9	61.2	59.8	61.3	64.1	60.7
Esurance brand homeowners									
Net premiums written	$ 30	$ 27	$ 21	$ 19	$ 24	$ 20	$ 16	$ 78	$ 60
Net premiums earned	$ 22	$ 22	$ 20	$ 19	$ 19	$ 16	$ 14	$ 64	$ 49
Incurred losses	(20)	(28)	(11)	(9)	(14)	(21)	(13)	(59)	(48)
Expenses	(8)	(8)	(7)	(6)	(9)	(8)	(8)	(23)	(25)
Underwriting (loss) income	$ (6)	$ (14)	$ 2	$ 4	$ (4)	$ (13)	$ (7)	$ (18)	$ (24)
Loss ratio	90.9	127.3	55.0	47.3	73.7	131.3	92.9	92.2	98.0
Less: effect of catastrophe losses	27.3	63.6	5.0	5.2	10.5	56.3	28.6	32.8	30.6
effect of prior year non-catastrophe reserve reestimates	-	-	(5.0)	-	(5.2)	-	-	(1.6)	(2.0)
Underlying loss ratio *	63.6	63.7	55.0	42.1	68.4	75.0	64.3	61.0	69.4
Expense ratio [(1)]	36.4	36.3	35.0	31.6	47.4	50.0	57.1	35.9	51.0
Combined ratio	127.3	163.6	90.0	78.9	121.1	181.3	150.0	128.1	149.0
Effect of catastrophe losses	(27.3)	(63.6)	(5.0)	(5.2)	(10.5)	(56.3)	(28.6)	(32.8)	(30.6)
Effect of prior year non-catastrophe reserve reestimates	-	-	5.0	-	5.2	-	-	1.6	2.0
Underlying combined ratio *	100.0	100.0	90.0	73.7	115.8	125.0	121.4	96.9	120.4
Encompass brand homeowners									
Net premiums written	$ 106	$ 108	$ 86	$ 95	$ 108	$ 112	$ 91	$ 300	$ 311
Net premiums earned	$ 100	$ 100	$ 101	$ 104	$ 106	$ 108	$ 113	$ 301	$ 327
Other revenue	1	1	-	1	-	-	1	2	1
Incurred losses	(70)	(74)	(66)	(100)	(54)	(84)	(108)	(210)	(246)
Expenses	(34)	(35)	(34)	(34)	(32)	(34)	(34)	(103)	(100)
Underwriting (loss) income	$ (3)	$ (8)	$ 1	$ (29)	$ 20	$ (10)	$ (28)	$ (10)	$ (18)
Loss ratio	70.0	74.0	65.3	96.2	50.9	77.8	95.6	69.7	75.2
Less: effect of catastrophe losses	20.0	34.0	25.7	56.7	10.3	38.9	54.0	26.6	34.9
effect of prior year non-catastrophe reserve reestimates	-	-	(1.0)	1.0	-	-	0.9	(0.4)	0.3
Underlying loss ratio *	50.0	40.0	40.6	38.5	40.6	38.9	40.7	43.5	40.0
Expense ratio [(1)]	33.0	34.0	33.7	31.7	30.2	31.5	29.2	33.6	30.3
Combined ratio	103.0	108.0	99.0	127.9	81.1	109.3	124.8	103.3	105.5
Effect of catastrophe losses	(20.0)	(34.0)	(25.7)	(56.7)	(10.3)	(38.9)	(54.0)	(26.6)	(34.9)
Effect of prior year non-catastrophe reserve reestimates	-	-	1.0	(1.0)	-	-	(0.9)	0.4	(0.3)
Underlying combined ratio *	83.0	74.0	74.3	70.2	70.8	70.4	69.9	77.1	70.3

[(1)] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q18 Supplement

27

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [1]

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Allstate brand other personal lines									
Net premiums written	$ 472	$ 475	$ 375	$ 410	$ 454	$ 441	$ 368	$ 1,322	$ 1,263
Net premiums earned	$ 432	$ 432	$ 420	$ 419	$ 414	$ 411	$ 405	$ 1,284	$ 1,230
Other revenue	36	34	28	30	38	33	26	98	97
Incurred losses	(306)	(260)	(258)	(226)	(312)	(258)	(265)	(824)	(835)
Expenses	(161)	(148)	(144)	(158)	(158)	(148)	(138)	(453)	(444)
Underwriting income (loss)	$ 1	$ 58	$ 46	$ 65	$ (18)	$ 38	$ 28	$ 105	$ 48
Loss ratio	70.9	60.2	61.4	53.9	75.3	62.8	65.4	64.2	67.9
Less: effect of catastrophe losses	11.8	10.7	6.4	4.8	15.7	13.9	14.6	9.7	14.7
effect of prior year non-catastrophe reserve reestimates	1.9	(1.4)	(0.7)	1.9	0.7	(0.2)	(0.3)	(0.1)	0.1
Underlying loss ratio *	57.2	50.9	55.7	47.2	58.9	49.1	51.1	54.6	53.1
Expense ratio [2]	28.9	26.4	27.6	30.6	29.0	28.0	27.7	27.6	28.2
Combined ratio	99.8	86.6	89.0	84.5	104.3	90.8	93.1	91.8	96.1
Effect of catastrophe losses	(11.8)	(10.7)	(6.4)	(4.8)	(15.7)	(13.9)	(14.6)	(9.7)	(14.7)
Effect of prior year non-catastrophe reserve reestimates	(1.9)	1.4	0.7	(1.9)	(0.7)	0.2	0.3	0.1	(0.1)
Underlying combined ratio *	86.1	77.3	83.3	77.8	87.9	77.1	78.8	82.2	81.3
Esurance brand other personal lines									
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 6	$ 6
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 6	$ 6
Incurred losses	-	(2)	(1)	(1)	(1)	(1)	(1)	(3)	(3)
Expenses	(1)	-	(1)	(1)	(1)	(1)	-	(2)	(2)
Underwriting income	$ 1	$ -	$ -	$ -	$ -	$ -	$ 1	$ 1	$ 1
Encompass brand other personal lines									
Net premiums written	$ 22	$ 21	$ 19	$ 20	$ 22	$ 25	$ 20	$ 62	$ 67
Net premiums earned	$ 21	$ 21	$ 22	$ 23	$ 23	$ 23	$ 24	$ 64	$ 70
Other revenue	-	-	-	1	-	-	-	-	-
Incurred losses	(9)	(9)	(15)	(11)	(13)	(10)	(21)	(33)	(44)
Expenses	(7)	(8)	(8)	(8)	(7)	(7)	(7)	(23)	(21)
Underwriting income (loss)	$ 5	$ 4	$ (1)	$ 5	$ 3	$ 6	$ (4)	$ 8	$ 5
Loss ratio	42.9	42.9	68.2	47.8	56.5	43.5	87.5	51.6	62.9
Less: effect of catastrophe losses	4.8	9.5	9.1	13.0	-	13.0	8.3	7.8	7.1
effect of prior year non-catastrophe reserve reestimates	(19.1)	(28.5)	(4.6)	(21.7)	(8.7)	(26.1)	12.6	(17.2)	(7.1)
Underlying loss ratio *	57.2	61.9	63.7	56.5	65.2	56.6	66.6	61.0	62.9
Expense ratio [2]	33.3	38.1	36.3	30.5	30.5	30.4	29.2	35.9	30.0
Combined ratio	76.2	81.0	104.5	78.3	87.0	73.9	116.7	87.5	92.9
Effect of catastrophe losses	(4.8)	(9.5)	(9.1)	(13.0)	-	(13.0)	(8.3)	(7.8)	(7.1)
Effect of prior year non-catastrophe reserve reestimates	19.1	28.5	4.6	21.7	8.7	26.1	(12.6)	17.2	7.1
Underlying combined ratio *	90.5	100.0	100.0	87.0	95.7	87.0	95.8	96.9	92.9

[1] Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection.
[2] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q18 Supplement 28

The Allstate Corporation
Commercial Lines Profitability Measures [1]

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018 [3]	June 30, 2018 [3]	March 31, 2018 [3]	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Net premiums written	$ 173	$ 172	$ 137	$ 125	$ 116	$ 124	$ 123	$ 482	$ 363
Net premiums earned	$ 176	$ 165	$ 136	$ 128	$ 124	$ 118	$ 125	$ 477	$ 367
Other revenue	2	1	2	-	2	3	3	5	8
Incurred losses	(184)	(166)	(108)	(89)	(103)	(86)	(96)	(458)	(285)
Expenses	(37)	(37)	(37)	(37)	(38)	(37)	(36)	(111)	(111)
Underwriting (loss) income	$ (43)	$ (37)	$ (7)	$ 2	$ (15)	$ (2)	$ (4)	$ (87)	$ (21)
Loss ratio	104.5	100.6	79.4	69.5	83.1	72.9	76.8	96.0	77.6
Expense ratio [2]	19.9	21.8	25.7	28.9	29.0	28.8	26.4	22.2	28.1
Combined ratio	124.4	122.4	105.1	98.4	112.1	101.7	103.2	118.2	105.7
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	124.4	122.4	105.1	98.4	112.1	101.7	103.2	118.2	105.7
Effect of catastrophe losses on combined ratio	(3.4)	(2.4)	(2.2)	(1.6)	(10.5)	(1.7)	(5.6)	(2.7)	(6.0)
Effect of prior year non-catastrophe reserve reestimates	(23.8)	(26.7)	(15.4)	(9.3)	(4.8)	0.8	(0.8)	(22.4)	(1.6)
Underlying combined ratio *	97.2	93.3	87.5	87.5	96.8	100.8	96.8	93.1	98.1
Effect of prior year reserve reestimates on combined ratio	23.8	27.3	14.7	9.3	5.6	(1.7)	1.6	22.4	1.9
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	0.6	(0.7)	-	0.8	(0.9)	0.8	-	0.3

(1) Commercial lines are all Allstate brand products.

(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

(3) Includes the agreement with a transportation network company to provide commercial auto insurance coverage in select states that became effective March 1, 2018. Incurred losses are based on original pricing expectations given limited loss experience.

The Allstate Corporation 3Q18 Supplement 29

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)	Three months ended			Twelve months ended December 31,					
(net of reinsurance)	Sept. 30, 2018	June 30, 2018	March 31, 2018	2017	2016	2015	2014	2013
Asbestos								
Beginning reserves	$ 856	$ 866	$ 884	$ 912	$ 960	$ 1,014	$ 1,017	$ 1,026
Incurred claims and claims expense	44	-	-	61	67	39	87	74
Claims and claims expense paid	(18)	(10)	(18)	(89)	(115)	(93)	(90)	(83)
Ending reserves	$ 882	$ 856	$ 866	$ 884	$ 912	$ 960	$ 1,014	$ 1,017
Claims and claims expense paid as a percent of ending reserves	2.0%	1.2%	2.1%	10.1%	12.6%	9.7%	8.9%	8.2%
Environmental								
Beginning reserves	$ 159	$ 162	$ 166	$ 179	$ 179	$ 203	$ 208	$ 193
Incurred claims and claims expense	20	-	-	10	23	1	15	30
Claims and claims expense paid	(5)	(3)	(4)	(23)	(23)	(25)	(20)	(15)
Ending reserves	$ 174	$ 159	$ 162	$ 166	$ 179	$ 179	$ 203	$ 208
Claims and claims expense paid as a percent of ending reserves	2.9%	1.9%	2.5%	13.9%	12.8%	14.0%	9.9%	7.2%
Other [(1)]								
Beginning reserves	$ 348	$ 351	$ 357	$ 354	$ 377	$ 395	$ 421	$ 418
Incurred claims and claims expense	15	2	3	25	15	13	11	38
Claims and claims expense paid	(7)	(5)	(9)	(22)	(38)	(31)	(37)	(35)
Ending reserves	$ 356	$ 348	$ 351	$ 357	$ 354	$ 377	$ 395	$ 421
Claims and claims expense paid as a percent of ending reserves	2.0%	1.4%	2.6%	6.2%	10.7%	8.2%	9.4%	8.3%
Total [(2)]								
Beginning reserves	$ 1,363	$ 1,379	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646	$ 1,637
Incurred claims and claims expense	79	2	3	96	105	53	113	142
Claims and claims expense paid	(30)	(18)	(31)	(134)	(176)	(149)	(147)	(133)
Ending reserves	$ 1,412	$ 1,363	$ 1,379	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646
Claims and claims expense paid as a percent of ending reserves	2.1%	1.3%	2.2%	9.5%	12.2%	9.8%	9.1%	8.1%

(1) Other claims include other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 10.2, 9.2, 9.2, 10.6, 12.0 and 14.2 for the annualized nine-months of 2018 and twelve months ended 2017, 2016, 2015, 2014 and 2013, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

The Allstate Corporation 3Q18 Supplement 30

The Allstate Corporation
Service Businesses Segment Results [1]

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Net premiums written	$ 358	$ 297	$ 287	$ 309	$ 272	$ 259	$ 254	$ 942	$ 785
Net premiums earned	$ 275	$ 271	$ 267	$ 231	$ 225	$ 211	$ 200	$ 813	$ 636
Intersegment insurance premiums and service fees	31	29	29	28	26	28	28	89	82
Other revenue	16	16	16	16	17	17	16	48	50
Net investment income	7	6	5	5	4	4	3	18	11
Realized capital gains and losses	-	(2)	(4)	-	-	-	-	(6)	-
Claims and claims expense	(90)	(89)	(93)	(90)	(106)	(83)	(90)	(272)	(279)
Amortization of deferred policy acquisition costs	(118)	(113)	(110)	(79)	(78)	(71)	(68)	(341)	(217)
Operating costs and expenses	(125)	(118)	(119)	(132)	(115)	(116)	(104)	(362)	(335)
Amortization of purchased intangible assets	(20)	(20)	(21)	(23)	(23)	(23)	(23)	(61)	(69)
Restructuring and related charges	-	-	(1)	(11)	(1)	(1)	-	(1)	(2)
Income tax benefit	3	4	7	150	19	11	13	14	43
Net (loss) income applicable to common shareholders	$ (21)	$ (16)	$ (24)	$ 95	$ (32)	$ (23)	$ (25)	$ (61)	$ (80)
Realized capital gains and losses, after-tax	1	1	3	-	-	-	-	5	-
Amortization of purchased intangible assets, after-tax	16	16	16	15	15	15	15	48	45
Tax Legislation expense (benefit)	4	-	-	(134)	-	-	-	4	-
Adjusted net income (loss)	$ -	$ 1	$ (5)	$ (24)	$ (17)	$ (8)	$ (10)	$ (4)	$ (35)
Allstate Roadside Services									
Net premiums written	$ 65	$ 68	$ 65	$ 60	$ 68	$ 66	$ 69	$ 198	$ 203
Net premiums earned	$ 66	$ 68	$ 64	$ 64	$ 69	$ 67	$ 68	$ 198	$ 204
Intersegment insurance premiums and service fees	9	8	8	8	7	8	8	25	23
Other revenue	1	1	2	1	2	2	2	4	6
Net investment income	1	-	-	-	1	-	-	1	1
Claims and claims expense	(38)	(36)	(35)	(35)	(38)	(35)	(32)	(109)	(105)
Amortization of deferred policy acquisition costs	(1)	(2)	(1)	(4)	(4)	(4)	(6)	(4)	(14)
Operating costs and other expenses	(46)	(45)	(44)	(45)	(44)	(45)	(44)	(135)	(133)
Restructuring and related charges	-	-	(1)	-	(1)	(1)	-	(1)	(2)
Income tax benefit	2	1	2	8	3	3	1	5	7
Net loss	$ (6)	$ (5)	$ (5)	$ (3)	$ (5)	$ (5)	$ (3)	$ (16)	$ (13)
Tax Legislation benefit	-	-	-	(4)	-	-	-	-	-
Adjusted net loss	$ (6)	$ (5)	$ (5)	$ (7)	$ (5)	$ (5)	$ (3)	$ (16)	$ (13)
Allstate Dealer Services									
Net premiums written	$ 99	$ 103	$ 92	$ 93	$ 100	$ 108	$ 104	$ 294	$ 312
Net premiums earned	$ 84	$ 82	$ 80	$ 79	$ 78	$ 74	$ 73	$ 246	$ 225
Other revenue	15	15	14	14	15	15	14	44	44
Net investment income	4	4	4	4	3	4	3	12	10
Realized capital gains and losses	(1)	(1)	(2)	-	-	-	-	(4)	-
Claims and claims expense	(15)	(14)	(17)	(18)	(27)	(20)	(22)	(46)	(69)
Amortization of deferred policy acquisition costs	(70)	(66)	(64)	(62)	(63)	(57)	(54)	(200)	(174)
Operating costs and other expenses	(15)	(16)	(14)	(17)	(13)	(13)	(14)	(45)	(40)
Income tax (expense) benefit	-	(1)	-	70	3	(1)	-	(1)	2
Net income (loss)	$ 2	$ 3	$ 1	$ 70	$ (4)	$ 2	$ -	$ 6	$ (2)
Realized capital gains and losses, after-tax	1	1	1	-	-	-	-	3	-
Tax Legislation benefit	-	-	-	(70)	-	-	-	-	-
Adjusted net income (loss)	$ 3	$ 4	$ 2	$ -	$ (4)	$ 2	$ -	$ 9	$ (2)
Arity [2]									
Intersegment service fees	$ 22	$ 21	$ 21	$ 20	$ 19	$ 20	$ 20	$ 64	$ 59
Operating costs and other expenses	(26)	(25)	(26)	(25)	(26)	(27)	(19)	(77)	(72)
Income tax benefit (expense)	-	1	1	(3)	3	1	-	2	4
Net (loss) income	$ (4)	$ (3)	$ (4)	$ (8)	$ (4)	$ (6)	$ 1	$ (11)	$ (9)
Tax Legislation expense	-	-	-	2	-	-	-	-	-
Adjusted net (loss) income	$ (4)	$ (3)	$ (4)	$ (6)	$ (4)	$ (6)	$ 1	$ (11)	$ (9)

[1] Service Businesses results include SquareTrade. Further details related to SquareTrade results are on page 32.
[2] There are no premiums written or earned for Arity.

The Allstate Corporation 3Q18 Supplement 31

The Allstate Corporation
SquareTrade Results

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Net premiums written	$ 194 [3]	$ 126	$ 130	$ 156	$ 104	$ 85	$ 81	$ 450	$ 270
Net premiums earned	$ 125 [4]	$ 121 [4]	$ 123 [4]	$ 88	$ 78	$ 70	$ 59	$ 369	$ 207
Other revenue	-	-	-	1	-	-	-	-	-
Net investment income	2	2	1	1	-	-	-	5	-
Realized capital gains and losses	1	(1)	(2)	-	-	-	-	(2)	-
Claims and claims expense	(37)	(39)	(41)	(37)	(40)	(29) [5]	(36)	(117)	(105)
Amortization of deferred policy acquisition costs	(47) [4]	(45) [4]	(45) [4]	(13)	(11)	(10)	(8)	(137)	(29)
Other costs and expenses	(38)	(32)	(35)	(45)	(33)	(30)	(27)	(105)	(90)
Amortization of purchased intangible assets	(20)	(20)	(21)	(23)	(23)	(23)	(23)	(61)	(69)
Restructuring and related charges	-	-	-	(11)	-	-	-	-	-
Income tax benefit	1	3	4	75	10	8	12	8	30
Net (loss) income applicable to common shareholders	$ (13)	$ (11)	$ (16)	$ 36	$ (19)	$ (14)	$ (23)	$ (40)	$ (56)
Realized capital gains and losses, after-tax	-	-	2	-	-	-	-	2	-
Amortization of purchased intangible assets, after-tax	16	16	16	15	15	15	15	48	45
Tax Legislation expense (benefit)	4	-	-	(62)	-	-	-	4	-
Adjusted net income (loss)	$ 7	$ 5	$ 2	$ (11)	$ (4)	$ 1	$ (8)	$ 14	$ (11)
Fair value adjustments, after-tax [1]	2	2	2	3	2	3	4	6	9
Adjusted net income (loss), excluding purchase accounting adjustments *	$ 9	$ 7	$ 4	$ (8)	$ (2)	$ 4	$ (4)	$ 20	$ (2)
Protection Plans in Force (in thousands) [2]	52,151 [3]	44,459	41,806	38,719	34,078	31,258	29,907	52,151	34,078
New Issued Protection Plans (in thousands)	11,120 [3]	5,319	5,564	8,210	5,122	3,586	3,840	22,003	12,548

(1) In connection with the acquisition, purchase accounting adjustments made to record the acquired assets and liabilities at their fair value for unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are recognized over the life of the in force contracts or approximately three years.

(2) Protection plan terms generally range between one and five years with an average term of three years.

(3) Includes the addition of a leading U.S. retailer during the quarter.

(4) As a result of the adoption of the revenue from contracts with customers accounting standard on January 1, 2018, SquareTrade recognized $24 million, $26 million and $30 million in the third, second and first quarter of 2018, respectively, of net premiums earned with a corresponding increase in amortization of deferred policy acquisition costs related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.

(5) Includes a $6 million favorable adjustment for loss experience.

The Allstate Corporation 3Q18 Supplement

32

X34A0T The Allstate Corporation Allstate Life Segment Results and Other Statistics ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2018 2018 2018 2017 2017 2017 2017 2018 2017 Premiums $ 149 $ 149 $ 146 $ 149 $ 141 $ 140 $ 140 $ 444 $ 421 Contract charges 173 177 181 175 175 179 181 531 535 Other revenue (1) 30 28 26 33 26 28 27 84 81 Net investment income 128 130 122 127 119 123 120 380 362 Contract benefits (193) (195) (205) (210) (173) (187) (195) (593) (555) Interest credited to contractholder funds (72) (71) (70) (71) (71) (71) (69) (213) (211) Amortization of deferred policy acquisition costs (36) (31) (31) (27) (25) (35) (32) (98) (92) Operating costs and expenses (90) (88) (86) (98) (82) (86) (86) (264) (254) Restructuring and related charges (1) (2) - (1) (1) - - (3) (1) Income tax expense on operations (14) (19) (14) (20) (35) (28) (27) (47) (90) Adjusted net income 74 78 69 57 74 63 59 221 196 Realized capital gains and losses, after-tax (3) (2) (2) - 1 - 1 (7) 2 DAC and DSI amortization relating to realized capital gains and losses, after-tax (1) (3) (2) (2) (2) (3) (3) (6) (8) Tax Legislation (expense) benefit (16) - - 332 - - - (16) - Net income applicable to common shareholders $ 54 $ 73 $ 65 $ 387 $ 73 $ 60 $ 57 $ 192 $ 190 Premiums and Contract Charges by Product Traditional life insurance premiums $ 149 $ 148 $ 146 $ 148 $ 141 $ 139 $ 140 $ 443 $ 420 Accident and health insurance premiums - 1 - 1 - 1 - 1 1 Interest-sensitive life insurance contract charges 173 177 181 175 175 179 181 531 535 Total $ 322 $ 326 $ 327 $ 324 $ 316 $ 319 $ 321 $ 975 $ 956 Proprietary Life Insurance Policies Sold by Allstate Agencies (2) 29,834 31,998 24,771 43,318 28,962 31,447 25,970 86,603 86,379 Policies in Force (in thousands) (3) Life insurance Allstate agencies 1,820 1,819 1,816 1,822 1,808 1,806 1,802 1,820 1,808 Closed channels 196 198 200 202 208 211 212 196 208 Accident and health insurance 2 2 2 2 3 3 3 2 3 Total 2,018 2,019 2,018 2,026 2,019 2,020 2,017 2,018 2,019 (1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialists sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance. (2) Policies sold reduced by lapses within twelve months of sale. (3) Reflect the number of contracts in force. The Allstate Corporation 3Q18 Supplement 33

The Allstate Corporation
Allstate Life Analysis of Net Income

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Benefit spread									
Premiums	$ 149	$ 149	$ 146	$ 149	$ 141	$ 140	$ 140	$ 444	$ 421
Cost of insurance contract charges [(1)]	119	121	126	119	121	123	124	366	368
Contract benefits	(193)	(195)	(205)	(210)	(173)	(187)	(195)	(593)	(555)
Total benefit spread	75	75	67	58	89	76	69	217	234
Investment spread									
Net investment income	128	130	122	127	119	123	120	380	362
Interest credited to contractholder funds	(72)	(71)	(70)	(71)	(71)	(71)	(69)	(213)	(211)
Total investment spread	56	59	52	56	48	52	51	167	151
Surrender charges and contract maintenance expense fees [(1)]	54	56	55	56	54	56	57	165	167
Other revenue	30	28	26	33	26	28	27	84	81
Realized capital gains and losses	(3)	(3)	(3)	1	2	1	1	(9)	4
Amortization of deferred policy acquisition costs	(38)	(35)	(33)	(30)	(29)	(39)	(36)	(106)	(104)
Operating costs and expenses	(90)	(88)	(86)	(98)	(82)	(86)	(86)	(264)	(254)
Restructuring and related charges	(1)	(2)	-	(1)	(1)	-	-	(3)	(1)
Income tax (expense) benefit	(29)	(17)	(13)	312	(34)	(28)	(26)	(59)	(88)
Net income applicable to common shareholders	$ 54	$ 73	$ 65	$ 387	$ 73	$ 60	$ 57	$ 192	$ 190
[(1)] Reconciliation of contract charges									
Cost of insurance contract charges	$ 119	$ 121	$ 126	$ 119	$ 121	$ 123	$ 124	$ 366	$ 368
Surrender charges and contract maintenance expense fees	54	56	55	56	54	56	57	165	167
Total contract charges	$ 173	$ 177	$ 181	$ 175	$ 175	$ 179	$ 181	$ 531	$ 535

The Allstate Corporation 3Q18 Supplement

34

X36A0T The Allstate Corporation Allstate Life Return on Equity ($ in millions) Twelve months ended Sept. 30, June 30, March 31, Dec. 31, 2018 2018 2018 2017 Return on Equity Numerator: (1)(2) Net income applicable to common shareholders $ 579 $ 598 $ 585 $ 577 Denominator: (2)(3) Ending equity $ 2,496 $ 2,556 $ 2,513 $ 2,591 Return on equity 23.2% 23.4% 23.3% 22.3 % Adjusted Net Income Return on Adjusted Equity * Numerator: (1) Adjusted net income $ 278 $ 278 $ 263 $ 253 Denominator: (2)(3) Ending equity $ 2,496 $ 2,556 $ 2,513 $ 2,591 Less: Unrealized net capital gains and losses 75 88 142 234 Goodwill 175 175 175 175 Adjusted ending equity $ 2,246 $ 2,293 $ 2,196 $ 2,182 Adjusted net income return on adjusted equity * 12.4% 12.1% 12.0% 11.6% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $316 million Tax Legislation benefit for the period ended September 30, 2018, and a $332 million benefit for all other periods presented. (3) Ending equity has been used due to the changes in reportable segments that were effective October 2017. The Allstate Corporation 3Q18 Supplement 35

The Allstate Corporation
Allstate Life Reserves and Contractholder Funds

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Reserve for life-contingent contract benefits									
Traditional life insurance	$ 2,507	$ 2,482	$ 2,467	$ 2,460	$ 2,426	$ 2,420	$ 2,405	$ 2,507	$ 2,426
Accident and health insurance	165	169	170	176	178	180	179	165	178
Total	$ 2,672	$ 2,651	$ 2,637	$ 2,636	$ 2,604	$ 2,600	$ 2,584	$ 2,672	$ 2,604
Contractholders funds, beginning balance	$ 7,630	$ 7,603	$ 7,608	$ 7,559	$ 7,514	$ 7,497	$ 7,464	$ 7,608	$ 7,464
Deposits	237	238	240	243	236	243	251	715	730
Interest credited	71	71	70	71	71	70	70	212	211
Benefits, withdrawals and other adjustments									
Benefits	(59)	(56)	(59)	(58)	(54)	(66)	(63)	(174)	(183)
Surrenders and partial withdrawals	(64)	(65)	(67)	(64)	(62)	(63)	(65)	(196)	(190)
Contract charges	(176)	(175)	(176)	(177)	(175)	(176)	(176)	(527)	(527)
Net transfers from separate accounts	1	2	2	1	-	2	1	5	3
Other adjustments	10	12	(15)	33	29	7	15	7	51
Total benefits, withdrawals and other adjustments	(288)	(282)	(315)	(265)	(262)	(296)	(288)	(885)	(846)
Contractholder funds, ending balance	$ 7,650	$ 7,630	$ 7,603	$ 7,608	$ 7,559	$ 7,514	$ 7,497	$ 7,650	$ 7,559

The Allstate Corporation 3Q18 Supplement 36

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Premiums	$ 259	$ 254	$ 258	$ 244	$ 244	$ 241	$ 241	$ 771	$ 726
Contract charges	26	29	28	29	29	28	28	83	85
Net investment income	19	19	19	18	18	19	17	57	54
Contract benefits	(159)	(143)	(149)	(143)	(142)	(143)	(136)	(451)	(421)
Interest credited to contractholder funds	(8)	(9)	(8)	(9)	(8)	(9)	(9)	(25)	(26)
Amortization of deferred policy acquisition costs	(26)	(36)	(41)	(37)	(31)	(33)	(41)	(103)	(105)
Operating costs and expenses	(70)	(70)	(72)	(70)	(65)	(64)	(67)	(212)	(196)
Restructuring and related charges	-	-	-	(2)	(1)	-	-	-	(1)
Income tax expense on operations	(9)	(10)	(7)	(10)	(16)	(14)	(11)	(26)	(41)
Adjusted net income	32	34	28	20	28	25	22	94	75
Realized capital gains and losses, after-tax	2	-	(2)	(1)	1	-	-	-	1
Tax Legislation benefit	-	-	-	51	-	-	-	-	-
Net income applicable to common shareholders	$ 34	$ 34	$ 26	$ 70	$ 29	$ 25	$ 22	$ 94	$ 76
Benefit ratio [1]	55.8	50.5	52.1	52.4	52.0	53.2	50.6	52.8	51.9
Operating expense ratio [2]	24.6	24.7	25.2	25.6	23.8	23.8	24.9	24.8	24.2

[1] Benefit ratio is contract benefits divided by premiums and contract charges.

[2] Operating expense ratio is operating costs and expenses divided by premiums and contract charges.

The Allstate Corporation 3Q18 Supplement 37

The Allstate Corporation
Allstate Benefits Segment Premium and Other Statistics

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Premiums and Contract Charges by Product									
Life	$ 39	$ 38	$ 38	$ 40	$ 41	$ 37	$ 37	$ 115	$ 115
Accident	75	75	74	68	70	71	71	224	212
Critical illness	119	119	121	117	116	116	119	359	351
Short-term disability	27	27	27	26	27	25	24	81	76
Other health	25	24	26	22	19	20	18	75	57
Total	$ 285	$ 283	$ 286	$ 273	$ 273	$ 269	$ 269	$ 854	$ 811
New Annualized Premium Sales by Product [1]									
Life	$ 10	$ 11	$ 8	$ 18	$ 10	$ 11	$ 9	$ 29	$ 30
Accident	22	20	21	55	21	21	25	63	67
Critical illness	22	23	25	74	22	23	28	70	73
Short-term disability	9	7	10	13	9	10	29	26	48
Other health	10	10	12	35	7	8	16	32	31
Total	$ 73	$ 71	$ 76	$ 195	$ 69	$ 73	$ 107	$ 220	$ 249
Annualized Premium in Force [2]	$ 1,234	$ 1,245	$ 1,237	$ 1,185	$ 1,187	$ 1,193	$ 1,179	$ 1,234	$ 1,187
Policies in Force (in thousands) [3]									
Life insurance	464	469	468	458	460	466	462	464	460
Accident and health insurance	3,777	3,814	3,792	3,575	3,575	3,598	3,530	3,777	3,575
Total	4,241	4,283	4,260	4,033	4,035	4,064	3,992	4,241	4,035

(1) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

(2) Premium amount paid annually for all active policies, which have not been cancelled.

(3) Individual life and accident and health insurance policies reflect the number of contracts in force. Group life and accident and health insurance reflect certificate counts as opposed to group counts.

The Allstate Corporation 3Q18 Supplement 38

X40A0T The Allstate Corporation Allstate Benefits Return on Equity ($ in millions) Twelve months ended Sept. 30, June 30, March 31, Dec. 31, 2018 2018 2018 2017 Return on Equity Numerator: (1)(2) Net income applicable to common shareholders $ 164 $ 159 $ 150 $ 146 Denominator: (2)(3) Ending equity $ 859 $ 826 $ 803 $ 801 Return on equity 19.1% 19.2% 18.7% 18.2 % Adjusted Net Income Return on Adjusted Equity * Numerator: (1) Adjusted net income $ 114 $ 110 $ 101 $ 95 Denominator: (2)(3) Ending equity $ 859 $ 826 $ 803 $ 801 Less: Unrealized net capital gains and losses (4) (3) 8 57 Goodwill 96 96 96 96 Adjusted ending equity $ 767 $ 733 $ 699 $ 648 Adjusted net income return on adjusted equity * 14.9% 15.0% 14.4% 14.7% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $51 million Tax Legislation benefit for all periods presented. (3) Ending equity has been used due to the changes in reportable segments that were effective October 2017. The Allstate Corporation 3Q18 Supplement 39

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Contract charges	$ 5	$ 3	$ 3	$ 4	$ 4	$ 3	$ 3	$ 11	$ 10
Net investment income	260	293	290	338	324	354	289	843	967
Contract benefits	(146)	(145)	(150)	(154)	(141)	(156)	(143)	(441)	(440)
Interest credited to contractholder funds	(83)	(87)	(87)	(90)	(94)	(93)	(95)	(257)	(282)
Amortization of deferred policy acquisition costs	(2)	(2)	(1)	(2)	(2)	(1)	(2)	(5)	(5)
Operating costs and expenses	(8)	(9)	(9)	(9)	(9)	(8)	(9)	(26)	(26)
Restructuring and related charges	-	-	-	-	1	(1)	-	-	-
Income tax expense on operations	(6)	(9)	(11)	(32)	(28)	(33)	(14)	(26)	(75)
Adjusted net income	20	44	35	55	55	65	29	99	149
Realized capital gains and losses, after-tax	40	5	(23)	22	11	(3)	(2)	22	6
Valuation changes on embedded derivatives not hedged, after-tax	1	-	4	2	(1)	(1)	-	5	(2)
Gain on disposition of operations, after-tax	1	1	1	1	1	-	2	3	3
Tax Legislation benefit	69	-	-	182	-	-	-	69	-
Net income applicable to common shareholders	$ 131	$ 50	$ 17	$ 262	$ 66	$ 61	$ 29	$ 198	$ 156
Policies in Force (in thousands) [(1)]									
Deferred annuities	130	133	137	142	145	148	152	130	145
Immediate annuities	85	87	88	89	91	92	94	85	91
	215	220	225	231	236	240	246	215	236

(1) Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.

The Allstate Corporation 3Q18 Supplement 40

The Allstate Corporation
Allstate Annuities Analysis of Net Income

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Benefit spread									
Cost of insurance contract charges [(1)]	$ 3	$ 1	$ 2	$ 3	$ 3	$ 1	$ 2	$ 6	$ 6
Contract benefits excluding the implied interest on immediate annuities with life contingencies [(2)]	(23)	(22)	(26)	(29)	(17)	(30)	(17)	(71)	(64)
Total benefit spread	(20)	(21)	(24)	(26)	(14)	(29)	(15)	(65)	(58)
Investment spread									
Net investment income [(3)]	260	293	290	338	324	354	289	843	967
Implied interest on immediate annuities with life contingencies [(2)]	(123)	(123)	(124)	(125)	(124)	(126)	(126)	(370)	(376)
Interest credited to contractholder funds	(83)	(85)	(83)	(88)	(95)	(95)	(95)	(251)	(285)
Total investment spread	54	85	83	125	105	133	68	222	306
Surrender charges and contract maintenance expense fees [(1)]	2	2	1	1	1	2	1	5	4
Realized capital gains and losses	51	6	(29)	33	18	(5)	(2)	28	11
Amortization of deferred policy acquisition costs	(2)	(2)	(1)	(2)	(2)	(1)	(2)	(5)	(5)
Operating costs and expenses	(8)	(9)	(9)	(9)	(9)	(8)	(9)	(26)	(26)
Restructuring and related charges	-	-	-	-	1	(1)	-	-	-
Gain on disposition of operations	1	2	1	1	1	2	2	4	5
Income tax (expense) benefit	53	(13)	(5)	139	(35)	(32)	(14)	35	(81)
Net income applicable to common shareholders	$ 131	$ 50	$ 17	$ 262	$ 66	$ 61	$ 29	$ 198	$ 156
[(1)] **Reconciliation of contract charges**									
Cost of insurance contract charges	$ 3	$ 1	$ 2	$ 3	$ 3	$ 1	$ 2	$ 6	$ 6
Surrender charges and contract maintenance expense fees	2	2	1	1	1	2	1	5	4
Total contract charges	$ 5	$ 3	$ 3	$ 4	$ 4	$ 3	$ 3	$ 11	$ 10
[(2)] **Reconciliation of contract benefits**									
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (23)	$ (22)	$ (26)	$ (29)	$ (17)	$ (30)	$ (17)	$ (71)	$ (64)
Implied interest on immediate annuities with life contingencies	(123)	(123)	(124)	(125)	(124)	(126)	(126)	(370)	(376)
Total contract benefits	$ (146)	$ (145)	$ (150)	$ (154)	$ (141)	$ (156)	$ (143)	$ (441)	$ (440)
[(3)] **Performance-based net investment income**	$ 72	$ 92	$ 97	$ 142	$ 115	$ 137	$ 69	$ 261	$ 321

The Allstate Corporation 3Q18 Supplement

41

X43A0T The Allstate Corporation Allstate Annuities Return on Equity ($ in millions) Twelve months ended Sept. 30, June 30, March 31, Dec. 31, 2018 2018 2018 2017 Return on Equity Numerator: (1)(2) Net income applicable to common shareholders $ 460 $ 395 $ 406 $ 418 Denominator: (2)(3) Ending equity $ 5,115 $ 5,025 $ 5,005 $ 4,947 Return on equity 9.0% 7.9% 8.1% 8.4 % Adjusted Net Income Return on Adjusted Equity * Numerator: (1) Adjusted net income $ 154 $ 189 $ 210 $ 204 Denominator: Ending equity (2)(3) $ 5,115 $ 5,025 $ 5,005 $ 4,947 Less: Unrealized net capital gains and losses 241 272 278 607 Adjusted ending equity $ 4,874 $ 4,753 $ 4,727 $ 4,340 Adjusted net income return on adjusted equity * 3.2% 4.0% 4.4% 4.7 % Adjusted net income return on adjusted equity by product Deferred annuities 10.2% 11.1% 10.5% 11.3 % Immediate annuities 2.4% 3.2% 3.7% 3.8% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $251 million Tax Legislation benefit for the period ended September 30, 2018, and a $182 million benefit for all other periods presented. (3) Ending equity has been used due to the changes in reportable segments that were effective October 2017. The Allstate Corporation 3Q18 Supplement 42

The Allstate Corporation
Allstate Annuities Reserves and Contractholder Funds

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Reserve for life-contingent contract benefits									
Immediate fixed annuities with life contingencies:									
Sub-standard structured settlements and group pension terminations [(1)]	$ 5,010	$ 5,011	$ 5,135	$ 5,284	$ 5,027	$ 5,034	$ 5,033	$ 5,010	$ 5,027
Standard structured settlements and SPIA [(2)]	3,443	3,469	3,491	3,565	3,525	3,545	3,559	3,443	3,525
Subtotal [(3)]	8,453	8,480	8,626	8,849	8,552	8,579	8,592	8,453	8,552
Other	82	87	81	85	92	95	101	82	92
Total	$ 8,535	$ 8,567	$ 8,707	$ 8,934	$ 8,644	$ 8,674	$ 8,693	$ 8,535	$ 8,644
Contractholder funds									
Deferred fixed annuities	$ 7,423	$ 7,630	$ 7,883	$ 8,128	$ 8,341	$ 8,523	$ 8,722	$ 7,423	$ 8,341
Immediate fixed annuities without life contingencies [(4)]	2,568	2,620	2,656	2,700	2,744	2,792	2,831	2,568	2,744
Other	107	109	104	108	119	113	116	107	119
Total	$ 10,098	$ 10,359	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 10,098	$ 11,204
Contractholders funds, beginning balance	$ 10,359	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 11,915	$ 10,936	$ 11,915
Deposits	3	5	4	5	6	6	11	12	23
Interest credited	82	84	82	88	94	94	94	248	282
Benefits, withdrawals and other adjustments									
Benefits	(148)	(148)	(156)	(149)	(163)	(160)	(166)	(452)	(489)
Surrenders and partial withdrawals	(197)	(227)	(201)	(197)	(165)	(180)	(181)	(625)	(526)
Contract charges	(3)	(1)	(2)	(3)	(3)	(1)	(2)	(6)	(6)
Net transfers from separate accounts	-	-	-	-	-	-	1	-	1
Other adjustments	2	3	(20)	(12)	7	-	(3)	(15)	4
Total benefits, withdrawals and other adjustments	(346)	(373)	(379)	(361)	(324)	(341)	(351)	(1,098)	(1,016)
Contractholder funds, ending balance	$ 10,098	$ 10,359	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 10,098	$ 11,204

(1) Includes structured settlement annuities for severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2) Includes life-contingent structured settlement annuities for annuitants with standard life expectancy and single premium immediate annuities with life contingencies.

(3) To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. Liabilities of $119 million and $315 million are included in the reserve for life-contingent contract benefits with respect to this deficiency as of March 31, 2018 and December 31, 2017, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income. The liability was zero for all other periods presented.

(4) Includes period certain structured settlements and single premium immediate annuities without life contingencies.

The Allstate Corporation 3Q18 Supplement 43

X45A0T The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2018 2018 2018 2017 2017 2017 2017 2018 2017 Net investment income $ 20 $ 23 $ 13 $ 10 $ 10 $ 10 $ 11 $ 56 $ 31 Operating costs and expenses (88) (1) (12) (8) (44) (1) (93) (1) (9) (8) (108) (110) Interest expense (82) (86) (83) (84) (82) (83) (85) (251) (250) Income tax benefit on operations 32 19 17 43 60 31 30 68 121 Preferred stock dividends (37) (39) (29) (29) (29) (29) (29) (105) (87) Adjusted net loss (155) (95) (90) (104) (134) (80) (81) (340) (295) Realized capital gains and losses, after-tax - (9) (1) (4) - - - (10) - Business combination expenses, after-tax - - - - (1) - (13) - (14) Goodwill impairment - - - (125) - - - - - Tax Legislation expense (15) - - (128) - - - (15) - Net loss applicable to common shareholders $ (170) $ (104) $ (91) $ (361) $ (135) $ (80) $ (94) $ (365) $ (309) (1) Includes a pension settlement loss of $61 million, $36 million and $86 million for the three months ended September 30, 2018, December 31, 2017 and September 30, 2017, respectively. The Allstate Corporation 3Q18 Supplement 44

The Allstate Corporation
Consolidated Investments

($ in millions)	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Consolidated Investments							
Fixed income securities, at fair value:							
Tax-exempt	$ 7,252	$ 7,396	$ 6,310	$ 6,010	$ 5,479	$ 5,520	$ 5,164
Taxable	50,411	49,495	50,364	52,982	53,912	53,136	53,472
Equity securities [1][2]	6,965	6,888	6,986	6,621	6,434	6,117	5,685
Mortgage loans	4,592	4,535	4,679	4,534	4,322	4,336	4,349
Limited partnership interests [3]	7,602	7,679	7,434	6,740	6,600	6,206	5,982
Short-term, at fair value	3,071	3,123	3,424	1,944	2,198	2,175	2,753
Other	4,075	4,125	4,092	3,972	3,826	3,815	3,738
Total	$ 83,968	$ 83,241	$ 83,289	$ 82,803	$ 82,771	$ 81,305	$ 81,143
Fixed income securities, at amortized cost:							
Tax-exempt	$ 7,340	$ 7,438	$ 6,379	$ 6,011	$ 5,440	$ 5,482	$ 5,165
Taxable	50,278	49,312	49,830	51,514	52,168	51,419	52,029
Ratio of fair value to amortized cost	100.1 %	100.2 %	100.8 %	102.6 %	103.1 %	103.1 %	102.5 %
Short-term, at amortized cost	$ 3,071	$ 3,123	$ 3,424	$ 1,944	$ 2,198	$ 2,175	$ 2,753

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(2) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are measured at fair value with changes in fair value recognized in realized capital gains and losses.

(3) As of September 30, 2018, we have commitments to invest in additional limited partnership interests totaling $3.0 billion.

The Allstate Corporation 3Q18 Supplement 45

The Allstate Corporation
Investments by Segment

($ in millions)

	As of September 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Investments by Segment							
Fixed income securities, at fair value:							
Tax-exempt	$ 6,629	$ -	$ -	$ -	$ 66	$ 557	$ 7,252
Taxable	24,282	983	7,823	1,212	14,125	1,986	50,411
Equity securities [(1)(2)]	5,124	90	74	96	1,444	137	6,965
Mortgage loans	397	-	1,798	196	2,201	-	4,592
Limited partnership interests	4,216	-	-	-	3,385	1	7,602
Short-term, at fair value	1,548	53	327	20	606	517	3,071
Other	1,800	-	1,258	307	710	-	4,075
Total	$ 43,996	$ 1,126	$ 11,280	$ 1,831	$ 22,537	$ 3,198	$ 83,968
Fixed income securities, at amortized cost:							
Tax-exempt	$ 6,716	$ -	$ -	$ -	$ 66	$ 558	$ 7,340
Taxable	24,578	996	7,664	1,218	13,823	1,999	50,278
Ratio of fair value to amortized cost	98.8 %	98.7 %	102.1 %	99.5 %	102.2 %	99.5 %	100.1 %
Short-term, at amortized cost	$ 1,548	$ 53	$ 327	$ 20	$ 606	$ 517	$ 3,071
Fixed income securities portfolio duration (in years) [(3)]	3.71	3.26	5.59	4.84	4.16	2.69	4.05

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(2) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are measured at fair value with changes in fair value recognized in realized capital gains and losses.

(3) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 3Q18 Supplement 46

The Allstate Corporation
Unrealized Net Capital Gains and Losses by Type

($ in millions)

	September 30, 2018			June 30, 2018			March 31, 2018		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 9	$ 3,151	100.3 %	$ 24	$ 3,206	100.8 %	$ 33	$ 3,406	101.0 %
Municipal	99	9,415	101.1	174	9,628	101.8	165	8,569	102.0
Corporate	(166)	42,662	99.6	(169)	41,415	99.6	152	41,851	100.4
Foreign government	-	854	100.0	9	926	101.0	11	979	101.1
Asset-backed securities ("ABS")	-	979	100.0	1	1,085	100.1	1	1,197	100.1
Residential mortgage-backed securities ("RMBS")	96	500	123.8	96	520	122.6	97	550	121.4
Commercial mortgage-backed securities ("CMBS")	6	80	108.1	4	88	104.8	4	99	104.2
Redeemable preferred stock	1	22	104.8	2	23	109.5	2	23	109.5
Total fixed income securities	45	57,663	100.1	141	56,891	100.2	465	56,674	100.8
Equity securities [2]	-	6,965	n/a	-	6,888	n/a	-	6,986	n/a
Short-term investments	-	3,071	100.0	-	3,123	100.0	-	3,424	100.0
Derivatives	(3)	108	n/a	(3)	104	n/a	(1)	103	n/a
EMA limited partnership interests [3]	2	n/a	n/a	3	n/a	n/a	1	n/a	n/a
Unrealized net capital gains and losses, pre-tax	44			141			465		
Amounts recognized for:									
Insurance reserves [4]	-			-			(119)		
DAC and DSI [5]	(62)			(72)			(109)		
Amounts recognized	(62)			(72)			(228)		
Deferred income taxes	2			(15)			(50)		
Unrealized net capital gains and losses, after-tax	$ (16)			$ 54			$ 187		

	December 31, 2017			September 30, 2017			June 30, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 36	$ 3,616	101.0 %	$ 57	$ 3,900	101.5 %	$ 63	$ 3,426	101.9 %
Municipal	275	8,328	103.4	310	7,794	104.1	312	7,855	104.1
Corporate	1,030	44,026	102.4	1,287	44,546	103.0	1,244	44,251	102.9
Foreign government	16	1,021	101.6	16	1,093	101.5	28	1,047	102.7
ABS	6	1,272	100.5	7	1,270	100.6	6	1,243	100.5
RMBS	98	578	120.4	99	611	119.3	92	641	116.8
CMBS	4	128	103.2	4	153	102.7	7	170	104.3
Redeemable preferred stock	2	23	109.5	3	24	114.3	3	23	115.0
Total fixed income securities	1,467	58,992	102.6	1,783	59,391	103.1	1,755	58,656	103.1
Equity securities [2]	1,160	6,621	121.2	966	6,434	117.7	796	6,117	115.0
Short-term investments	-	1,944	100.0	-	2,198	100.0	-	2,175	100.0
Derivatives	(1)	127	n/a	(2)	101	n/a	(1)	108	n/a
EMA limited partnership interests [3]	1	n/a	n/a	-	n/a	n/a	(1)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,627			2,747			2,549		
Amounts recognized for:									
Insurance reserves [4]	(315)			-			-		
DAC and DSI [5]	(196)			(203)			(198)		
Amounts recognized	(511)			(203)			(198)		
Deferred income taxes	(454)			(893)			(825)		
Unrealized net capital gains and losses, after-tax	$ 1,662			$ 1,651			$ 1,526		

[1] The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
[2] Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in realized capital gains and losses.
[3] Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.
[4] The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuities).
[5] The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

The Allstate Corporation 3Q18 Supplement 47

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Net Investment Income									
Fixed income securities	$ 527	$ 509	$ 508	$ 514	$ 519	$ 527	$ 518	$ 1,544	$ 1,564
Equity securities	35	61	34	44	37	49	44	130	130
Mortgage loans	52	60	51	49	52	50	55	163	157
Limited partnership interests ("LP")	210	173	180	293	223	253	120	563	596
Short-term	19	19	12	9	9	6	6	50	21
Other	71	68	66	62	58	60	56	205	174
Investment income, before expense	914	890	851	971	898	945	799	2,655	2,642
Less: Investment expense	(70)	(66)	(65)	(58)	(55)	(48)	(51)	(201)	(154)
Net investment income	$ 844	$ 824	$ 786	$ 913	$ 843	$ 897	$ 748	$ 2,454	$ 2,488
Interest-bearing investments [1]	$ 650	$ 639	$ 622	$ 623	$ 627	$ 631	$ 625	$ 1,911	$ 1,883
Equity securities	35	61	34	44	37	49	44	130	130
LP and other alternative investments [2]	229	190	195	304	234	265	130	614	629
Investment income, before expense	$ 914	$ 890	$ 851	$ 971	$ 898	$ 945	$ 799	$ 2,655	$ 2,642
Pre-Tax Yields [3]									
Fixed income securities	3.7 %	3.6 %	3.6 %	3.6 %	3.6 %	3.7 %	3.6 %	3.6 %	3.7 %
Equity securities	2.3	4.1	2.5	3.2	2.7	3.8	3.5	3.0	3.3
Mortgage loans	4.6	5.2	4.4	4.4	4.8	4.6	4.9	4.7	4.8
Limited partnership interests	11.0	9.2	10.1	17.5	13.9	16.6	8.1	10.2	12.9
Total portfolio	4.4	4.3	4.1	4.8	4.5	4.7	4.0	4.2	4.4
Interest-bearing investments	3.8	3.8	3.7	3.7	3.7	3.8	3.7	3.8	3.7
Realized Capital Gains and Losses (Pre-tax) by Transaction Type									
Impairment write-downs [4]	$ (5)	$ (4)	$ (1)	$ (8)	$ (23)	$ (28)	$ (43)	$ (10)	$ (94)
Change in intent write-downs [4]	-	-	-	(5)	(5)	(22)	(16)	-	(43)
Net other-than-temporary impairment losses recognized in earnings	(5)	(4)	(1)	(13)	(28)	(50)	(59)	(10)	(137)
Sales [4]	(22)	(75)	(42)	146	148	139	208	(139)	495
Valuation of equity investments [4]	198	34	(83)	-	-	-	-	149	
Valuation and settlements of derivative instruments	5	20	(8)	(6)	(17)	(8)	(15)	17	(40)
Total	$ 176	$ (25)	$ (134)	$ 127	$ 103	$ 81	$ 134	$ 17	$ 318
Total Return on Investment Portfolio [5]									
Net investment income	1.0 %	1.0 %	0.9 %	1.1 %	1.0 %	1.1 %	0.9 %	2.9 %	3.1 %
Valuation-interest bearing	(0.1)	(0.5)	(1.3)	(0.4)	0.2	0.5	0.3	(2.1)	0.9
Valuation-equity owned	0.2	-	(0.1)	0.4	0.3	0.2	0.4	0.2	0.9
Total	1.1 %	0.5 %	(0.5) %	1.1 %	1.5 %	1.8 %	1.6 %	1.0 %	4.9 %
Average Investment Balances (in billions) [6]	$ 82.4	$ 81.9	$ 81.0	$ 80.1	$ 79.4	$ 78.9	$ 79.5	$ 81.7	$ 79.5

[1] Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

[2] Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

[3] Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

[4] Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

[5] Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships for periods prior to 2018, bank loans and agent loans divided by the average fair value balances.

[6] Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 3Q18 Supplement 48

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended September 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 240	$ 5	$ 91	$ 12	$ 159	$ 20	$ 527
Equity securities	24	2	1	1	7	-	35
Mortgage loans	5	-	22	2	23	-	52
Limited partnership interests ("LP")	136	-	-	-	74	-	210
Short-term	11	-	2	-	4	2	19
Other	33	-	17	5	15	1	71
Investment income, before expense	449	7	133	20	282	23	914
Less: Investment expense	(39)	-	(5)	(1)	(22)	(3)	(70)
Net investment income	$ 410	$ 7	$ 128	$ 19	$ 260	$ 20	$ 844
Net investment income, after-tax [(1)]	$ 322	$ 5	$ 93	$ 15	$ 206	$ 17	$ 658
Interest-bearing investments [(2)]	$ 276	$ 5	$ 132	$ 19	$ 195	$ 23	$ 650
Equity securities	24	2	1	1	7	-	35
LP and other alternative investments [(3)]	149	-	-	-	80	-	229
Investment income, before expense	$ 449	$ 7	$ 133	$ 20	$ 282	$ 23	$ 914
Pre-Tax Yields [(4)]							
Fixed income securities	3.1 %	2.5 %	4.8 %	4.2 %	4.6 %	2.9 %	3.7 %
Equity securities	2.3	3.3	3.8	2.3	2.2	1.5	2.3
Mortgage loans	4.5	-	4.9	4.5	4.3	-	4.6
Limited partnership interests	12.9	-	-	-	8.6	-	11.0
Total portfolio	4.1	2.6	4.8	4.4	5.0	2.8	4.4
Interest-bearing investments	3.2	2.5	4.8	4.5	4.6	2.8	3.8
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs [(5)]	$ (1)	$ -	$ -	$ -	$ (4)	$ -	$ (5)
Change in intent write-downs [(5)]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(1)	-	-	-	(4)	-	(5)
Sales [(5)]	(16)	(1)	(4)	1	1	(3)	(22)
Valuation of equity investments [(5)]	142	1	1	1	50	3	198
Valuation and settlements of derivative instruments	1	-	-	-	4	-	5
Total	$ 126	$ -	$ (3)	$ 2	$ 51	$ -	$ 176

(1) Includes adjustments to provisional amounts recorded for the Tax Legislation.

(2) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(3) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(4) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

The Allstate Corporation 3Q18 Supplement 49

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Nine months ended September 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 690	$ 14	$ 268	$ 36	$ 485	$ 51	$ 1,544
Equity securities	93	3	2	2	29	1	130
Mortgage loans	13	-	69	6	75	-	163
Limited partnership interests ("LP")	301	-	-	-	262	-	563
Short-term	26	1	6	1	10	6	50
Other	93	-	51	14	43	4	205
Investment income, before expense	1,216	18	396	59	904	62	2,655
Less: Investment expense	(116)	-	(16)	(2)	(61)	(6)	(201)
Net investment income	$ 1,100	$ 18	$ 380	$ 57	$ 843	$ 56	$ 2,454
Net investment income, after-tax [(1)]	$ 885	$ 14	$ 299	$ 45	$ 666	$ 46	$ 1,955
Interest-bearing investments [(2)]	$ 788	$ 15	$ 394	$ 57	$ 596	$ 61	$ 1,911
Equity securities	93	3	2	2	29	1	130
LP and other alternative investments [(3)]	335	-	-	-	279	-	614
Investment income, before expense	$ 1,216	$ 18	$ 396	$ 59	$ 904	$ 62	$ 2,655
Pre-Tax Yields [(4)]							
Fixed income securities	3.0 %	2.3 %	4.8 %	4.2 %	4.5 %	2.8 %	3.6 %
Equity securities	3.0	2.7	3.5	2.8	3.1	2.7	3.0
Mortgage loans	4.1	-	5.0	4.5	4.6	-	4.7
Limited partnership interests	10.0	-	-	-	10.4	-	10.2
Total portfolio	3.7	2.4	4.9	4.4	5.3	2.7	4.2
Interest-bearing investments	3.1	2.4	4.9	4.5	4.5	2.7	3.8
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs [(5)]	$ (3)	$ -	$ (1)	$ -	$ (6)	$ -	$ (10)
Change in intent write-downs [(5)]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(3)	-	(1)	-	(6)	-	(10)
Sales [(5)]	(104)	(4)	(7)	-	(12)	(12)	(139)
Valuation of equity investments [(5)]	114	(2)	(1)	-	38	-	149
Valuation and settlements of derivative instruments	9	-	-	-	8	-	17
Total	$ 16	$ (6)	$ (9)	$ -	$ 28	$ (12)	$ 17

(1) Includes adjustments to provisional amounts recorded for the Tax Legislation.

(2) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(3) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(4) Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

The Allstate Corporation 3Q18 Supplement 50

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Market-Based [1]									
Investment Position									
Interest-bearing investments	$ 68,441	$ 67,733	$ 67,934	$ 68,648	$ 69,070	$ 68,331	$ 68,836	$ 68,441	$ 69,070
Equity securities [2]	6,725	6,670	6,818	6,483	6,336	6,021	5,578	6,725	6,336
LP and other alternative investments [3]	764	930	828	738	694	591	555	764	694
Total	$ 75,930	$ 75,333	$ 75,580	$ 75,869	$ 76,100	$ 74,943	$ 74,969	$ 75,930	$ 76,100
Investment income									
Interest-bearing investments	$ 648	$ 638	$ 619	$ 620	$ 625	$ 629	$ 624	$ 1,905	$ 1,878
Equity securities	36	59	34	44	37	45	35	129	117
LP and other alternative investments	1	-	1	1	1	-	-	2	1
Investment income, before expense	685	697	654	665	663	674	659	2,036	1,996
Investee level expenses [4]	(2)	(1)	(2)	(1)	(1)	(2)	(1)	(5)	(4)
Income for yield calculation	$ 683	$ 696	$ 652	$ 664	$ 662	$ 672	$ 658	$ 2,031	$ 1,992
Market-based pre-tax yield	3.7 %	3.8 %	3.5 %	3.6 %	3.6 %	3.7 %	3.6 %	3.7 %	3.6 %
Realized capital gains and losses (pre-tax) by transaction type									
Impairment write-downs [5]	$ (3)	$ (3)	$ (1)	$ (8)	$ (7)	$ (19)	$ (36)	$ (7)	$ (62)
Change in intent write-downs [5]	-	-	-	(5)	(5)	(22)	(16)	-	(43)
Net other-than-temporary impairment losses recognized in earnings	(3)	(3)	(1)	(13)	(12)	(41)	(52)	(7)	(105)
Sales [5]	(25)	(74)	(42)	141	148	129	208	(141)	485
Valuation of equity investments [5]	194	15	(83)	-	-	-	-	126	
Valuation and settlements of derivative instruments	(3)	1	-	1	(12)	(1)	(10)	(2)	(23)
Total	$ 163	$ (61)	$ (126)	$ 129	$ 124	$ 87	$ 146	$ (24)	$ 357
Performance-Based [6]									
Investment Position									
Interest-bearing investments	$ 124	$ 112	$ 115	$ 120	$ 130	$ 129	$ 108	$ 124	$ 130
Equity securities	240	218	168	138	98	96	107	240	98
LP and other alternative investments	7,674	7,578	7,426	6,676	6,443	6,137	5,959	7,674	6,443
Total	$ 8,038	$ 7,908	$ 7,709	$ 6,934	$ 6,671	$ 6,362	$ 6,174	$ 8,038	$ 6,671
Investment income									
Interest-bearing investments	$ 2	$ 1	$ 3	$ 3	$ 2	$ 2	$ 1	$ 6	$ 5
Equity securities	(1)	2	-	-	-	4	9	1	13
LP and other alternative investments	228	190	194	303	233	265	130	612	628
Investment income, before expense	229	193	197	306	235	271	140	619	646
Investee level expenses	(15)	(17)	(16)	(10)	(8)	(8)	(9)	(48)	(25)
Income for yield calculation	$ 214	$ 176	$ 181	$ 296	$ 227	$ 263	$ 131	$ 571	$ 621
Performance-based pre-tax yield	10.8 %	9.0 %	9.9 %	17.4 %	14.0 %	16.8 %	8.7 %	10.0 %	13.2 %
Realized capital gains and losses (pre-tax) by transaction type									
Impairment write-downs	$ (2)	$ (1)	$ -	$ -	$ (16)	$ (9)	$ (7)	$ (3)	$ (32)
Change in intent write-downs	-	-	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(2)	(1)	-	-	(16)	(9)	(7)	(3)	(32)
Sales	3	(1)	-	5	-	10	-	2	10
Valuation of equity investments	4	19	-	-	-	-	-	23	
Valuation and settlements of derivative instruments	8	19	(8)	(7)	(5)	(7)	(5)	19	(17)
Total	$ 13	$ 36	$ (8)	$ (2)	$ (21)	$ (6)	$ (12)	$ 41	$ (39)

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.
(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 3Q18 Supplement

51

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the three months ended September 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Market-based [1]							
Investment Position							
Interest-bearing investments	$ 33,965	$ 1,036	$ 11,206	$ 1,735	$ 17,439	$ 3,060	$ 68,441
Equity securities [2]	4,973	90	74	96	1,355	137	6,725
LP and other alternative investments [3]	604	-	-	-	159	1	764
Total	$ 39,542	$ 1,126	$ 11,280	$ 1,831	$ 18,953	$ 3,198	$ 75,930
Investment income							
Interest-bearing investments	$ 274	$ 5	$ 132	$ 19	$ 195	$ 23	$ 648
Equity securities	24	2	1	1	8	-	36
LP and other alternative investments	1	-	-	-	-	-	1
Investment income, before expense	299	7	133	20	203	23	685
Investee level expenses [4]	(2)	-	-	-	-	-	(2)
Income for yield calculation	$ 297	$ 7	$ 133	$ 20	$ 203	$ 23	$ 683
Market-based pre-tax yield	3.0 %	2.6 %	4.8 %	4.4 %	4.4 %	2.8 %	3.7 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs [5]	$ 1	$ -	$ -	$ -	$ (4)	$ -	$ (3)
Change in intent write-downs [5]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	1	-	-	-	(4)	-	(3)
Sales [5]	(18)	(1)	(4)	1	-	(3)	(25)
Valuation of equity investments [5]	139	1	1	1	49	3	194
Valuation and settlements of derivative instruments	(3)	-	-	-	-	-	(3)
Total	$ 119	$ -	$ (3)	$ 2	$ 45	$ -	$ 163
Performance-based [6]							
Investment Position							
Interest-bearing investments	$ 100	$ -	$ -	$ -	$ 24	$ -	$ 124
Equity securities	151	-	-	-	89	-	240
LP and other alternative investments	4,203	-	-	-	3,471	-	7,674
Total	$ 4,454	$ -	$ -	$ -	$ 3,584	$ -	$ 8,038
Investment income							
Interest-bearing investments	$ 2	$ -	$ -	$ -	$ -	$ -	$ 2
Equity securities	-	-	-	-	(1)	-	(1)
LP and other alternative investments	148	-	-	-	80	-	228
Investment income, before expense	150	-	-	-	79	-	229
Investee level expenses	(8)	-	-	-	(7)	-	(15)
Income for yield calculation	$ 142	$ -	$ -	$ -	$ 72	$ -	$ 214
Performance-based pre-tax yield	13.0 %	n/a	n/a	n/a	8.1 %	n/a	10.8 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ (2)	$ -	$ -	$ -	$ -	$ -	$ (2)
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(2)	-	-	-	-	-	(2)
Sales	2	-	-	-	1	-	3
Valuation of equity investments	3	-	-	-	1	-	4
Valuation and settlements of derivative instruments	4	-	-	-	4	-	8
Total	$ 7	$ -	$ -	$ -	$ 6	$ -	$ 13

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 3Q18 Supplement

52

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the nine months ended September 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Market-based [1]							
Investment Position							
Interest-bearing investments	$ 33,965	$ 1,036	$ 11,206	$ 1,735	$ 17,439	$ 3,060	$ 68,441
Equity securities [2]	4,973	90	74	96	1,355	137	6,725
LP and other alternative investments [3]	604	-	-	-	159	1	764
Total	$ 39,542	$ 1,126	$ 11,280	$ 1,831	$ 18,953	$ 3,198	$ 75,930
Investment income							
Interest-bearing investments	$ 783	$ 15	$ 394	$ 57	$ 595	$ 61	$ 1,905
Equity securities	92	3	2	2	29	1	129
LP and other alternative investments	2	-	-	-	-	-	2
Investment income, before expense	877	18	396	59	624	62	2,036
Investee level expenses [4]	(5)	-	-	-	-	-	(5)
Income for yield calculation	$ 872	$ 18	$ 396	$ 59	$ 624	$ 62	$ 2,031
Market-based pre-tax yield	3.0 %	2.4 %	4.9 %	4.4 %	4.4 %	2.7 %	3.7 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs [5]	$ -	$ -	$ (1)	$ -	$ (6)	$ -	$ (7)
Change in intent write-downs [5]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	-	-	(1)	-	(6)	-	(7)
Sales [5]	(105)	(4)	(7)	-	(13)	(12)	(141)
Valuation of equity investments [5]	101	(2)	(1)	-	28	-	126
Valuation and settlements of derivative instruments	(2)	-	-	-	-	-	(2)
Total	$ (6)	$ (6)	$ (9)	$ -	$ 9	$ (12)	$ (24)
Performance-based [6]							
Investment Position							
Interest-bearing investments	$ 100	$ -	$ -	$ -	$ 24	$ -	$ 124
Equity securities	151	-	-	-	89	-	240
LP and other alternative investments	4,203	-	-	-	3,471	-	7,674
Total	$ 4,454	$ -	$ -	$ -	$ 3,584	$ -	$ 8,038
Investment income							
Interest-bearing investments	$ 5	$ -	$ -	$ -	$ 1	$ -	$ 6
Equity securities	1	-	-	-	-	-	1
LP and other alternative investments	333	-	-	-	279	-	612
Investment income, before expense	339	-	-	-	280	-	619
Investee level expenses	(29)	-	-	-	(19)	-	(48)
Income for yield calculation	$ 310	$ -	$ -	$ -	$ 261	$ -	$ 571
Performance-based pre-tax yield	9.9 %	n/a	n/a	n/a	10.1 %	n/a	10.0 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ (3)	$ -	$ -	$ -	$ -	$ -	$ (3)
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(3)	-	-	-	-	-	(3)
Sales	1	-	-	-	1	-	2
Valuation of equity investments	13	-	-	-	10	-	23
Valuation and settlements of derivative instruments	11	-	-	-	8	-	19
Total	$ 22	$ -	$ -	$ -	$ 19	$ -	$ 41

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 3Q18 Supplement

53

The Allstate Corporation
Performance-Based Investments

($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Sept. 30, 2018	Sept. 30, 2017
Investment position									
Limited partnerships									
Private equity	$ 5,712	$ 5,585	$ 5,437	$ 4,752	$ 4,650	$ 4,333	$ 4,139	$ 5,712	$ 4,650
Real estate	1,170	1,207	1,212	1,293	1,296	1,320	1,325	1,170	1,296
PB - limited partnerships	6,882	6,792	6,649	6,045	5,946	5,653	5,464	6,882	5,946
Non-LP									
Private equity	327	300	249	210	170	171	161	327	170
Real estate	829	816	811	679	555	538	549	829	555
PB - non-LP	1,156	1,116	1,060	889	725	709	710	1,156	725
Total									
Private equity	6,039	5,885	5,686	4,962	4,820	4,504	4,300	6,039	4,820
Real estate	1,999	2,023	2,023	1,972	1,851	1,858	1,874	1,999	1,851
Total PB	$ 8,038	$ 7,908	$ 7,709	$ 6,934	$ 6,671	$ 6,362	$ 6,174	$ 8,038	$ 6,671
Investment income									
Limited partnerships									
Private equity	$ 123	$ 152	$ 177	$ 219	$ 183	$ 209	$ 114	$ 452	$ 506
Real estate	87	21	3	74	40	44	6	111	90
PB - limited partnerships	210	173	180	293	223	253	120	563	596
Non-LP									
Private equity	1	4	2	3	2	5	9	7	16
Real estate	18	16	15	10	10	13	11	49	34
PB - non-LP	19	20	17	13	12	18	20	56	50
Total									
Private equity	124	156	179	222	185	214	123	459	522
Real estate	105	37	18	84	50	57	17	160	124
Total PB	$ 229	$ 193	$ 197	$ 306	$ 235	$ 271	$ 140	$ 619	$ 646
Investee level expenses	$ (15)	$ (17)	$ (16)	$ (10)	$ (8)	$ (8)	$ (9)	$ (48)	$ (25)
Realized capital gains and losses									
Limited partnerships									
Private equity	$ 1	$ (1)	$ -	$ (3)	$ (17)	$ (8)	$ (10)	$ -	$ (35)
Real estate	(2)	-	-	2	-	4	1	(2)	5
PB - limited partnerships	(1)	(1)	-	(1)	(17)	(4)	(9)	(2)	(30)
Non-LP									
Private equity	13	34	(8)	(7)	(4)	(11)	(4)	39	(19)
Real estate	1	3	-	6	-	9	1	4	10
PB - non-LP	14	37	(8)	(1)	(4)	(2)	(3)	43	(9)
Total									
Private equity	14	33	(8)	(10)	(21)	(19)	(14)	39	(54)
Real estate	(1)	3	-	8	-	13	2	2	15
Total PB	$ 13	$ 36	$ (8)	$ (2)	$ (21)	$ (6)	$ (12)	$ 41	$ (39)
Pre-Tax Yield	10.8 %	9.0 %	9.9 %	17.4 %	14.0 %	16.8 %	8.7 %	10.0 %	13.2 %
Internal Rate of Return [1]									
10 Year	9.3 %	9.1 %	9.0 %	8.6 %	8.5 %	8.3 %	9.5 %		
5 Year	13.0 %	13.1 %	13.0 %	12.8 %	12.7 %	11.9 %	11.9 %		

[1] The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

The Allstate Corporation 3Q18 Supplement 54

The Allstate Corporation
Limited Partnership Interests

($ in millions)

	As of or for the three months ended						
	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Investment position							
Underlying investment							
Private equity	$ 5,712	$ 5,585	$ 5,437	$ 4,752	$ 4,650	$ 4,333	$ 4,139
Real estate	1,170	1,207	1,212	1,293	1,296	1,320	1,325
Other [1]	720	887	785	695	654	553	518
Total	$ 7,602	$ 7,679	$ 7,434	$ 6,740	$ 6,600	$ 6,206	$ 5,982
Accounting basis							
Equity method ("EMA")	$ 5,893	$ 6,029	$ 5,771	$ 5,413	$ 5,261	$ 4,937	$ 4,689
Fair value [2]	1,709	1,650	1,663	1,327	1,339	1,269	1,293
Total	$ 7,602	$ 7,679	$ 7,434	$ 6,740	$ 6,600	$ 6,206	$ 5,982
Approximate cumulative pre-tax appreciation [3]	$ 1,308	$ 1,366	$ 1,347	$ 854	$ 858	$ 787	$ 611
Investment income							
Underlying investment							
Private equity	$ 123	$ 152	$ 177	$ 219	$ 183	$ 209	$ 114
Real estate	87	21	3	74	40	44	6
Total	$ 210	$ 173	$ 180	$ 293	$ 223	$ 253	$ 120
Accounting basis							
Equity method ("EMA")	$ 135	$ 143	$ 103	$ 246	$ 159	$ 202	$ 83
Fair value [2]	75	30	77	47	64	51	37
Total	$ 210	$ 173	$ 180	$ 293	$ 223	$ 253	$ 120

(1) Comprised of certain limited partnerships where the underlying assets are predominately public equity securities with changes in fair value, including distributions received, reported as realized capital gains and losses.

(2) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net investment income. Prior periods continue to reflect cost method.

(3) Beginning January 1, 2018, approximate cumulative pre-tax appreciation includes limited partnerships accounted for under EMA and at fair value. Prior periods included EMA limited partnerships only.

The Allstate Corporation 3Q18 Supplement 55

X57A0T Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization of purchased intangible assets, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and the amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Statistics". The Allstate Corporation 3Q18 Supplement 56

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the equity balance, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income, excluding purchase accounting adjustments, is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization of purchased intangible assets, after- tax, and realized capital gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted net income, excluding purchase accounting adjustments. We use adjusted net income, excluding purchase accounting adjustments, as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization of purchased intangible assets, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted net income, excluding purchase accounting adjustments, highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income, excluding purchase accounting adjustments, and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted net income, excluding purchase accounting adjustments, should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted net income, excluding purchase accounting adjustments, is provided in the schedule, "SquareTrade Results". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 3Q18 Supplement 57